                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement

/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                  Blount, Inc.
- - --------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

                                  Blount, Inc.
- - --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 BLOUNT (LOGO)

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 27, 1994
                             ---------------------

TO THE STOCKHOLDERS OF BLOUNT, INC.:

     The Annual Meeting of Stockholders of Blount, Inc. will be held at 10:00 A.M., C.D.T., on Monday, June 27, 1994 in the Wilson Auditorium of the Montgomery Museum of Fine Arts, One Museum Drive, Montgomery, Alabama 36117, for the following purposes:

      1. To elect a Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been elected and qualified;

      2. To consider and act upon a proposal to approve the 1994 Blount Executive Stock Option Plan;

      3. To consider and act upon a proposal to approve the Executive Management Target Incentive Plan;

      4. To consider and act upon a proposal to ratify the appointment of Coopers & Lybrand as independent auditors for the Corporation for the fiscal year ending February 28, 1995; and

      5. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on Friday, April 29, 1994, as the record date for determining the stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

      IF YOU OWN SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK, YOU MUST RETURN BOTH PROXY FORMS IN ORDER TO VOTE FOR ALL DIRECTORS.

      ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING FORM OR FORMS OF PROXY AND RETURN THEM PROMPTLY IN THE ENCLOSED ENVELOPE.

                                      By Order of the Board of Directors,

                                      D. JOSEPH McINNES
                                      Senior Vice President -- Administration
                                         and Secretary

4520 Executive Park Drive
Montgomery, Alabama 36116-1602
May 18, 1994

                       This page intentionally left blank

                                  BLOUNT, INC.

                           4520 EXECUTIVE PARK DRIVE

                         MONTGOMERY, ALABAMA 36116-1602

                                 (205) 244-4000

                         ------------------------------

                                PROXY STATEMENT
                                    FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                 JUNE 27, 1994

                         ------------------------------

     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors (the "Board") of Blount, Inc., a Delaware corporation (the "Corporation"), of your proxy or proxies for use at the Annual Meeting of Stockholders to be held on June 27, 1994, or at any adjournment thereof (the "Meeting"). It is anticipated that this Proxy Statement and the accompanying form or forms of proxy will be mailed to stockholders on or about May 18, 1994.

     Shares represented by each properly signed proxy on the accompanying form or forms received by the Corporation in time to permit its use at the Meeting or any adjournment thereof will be voted at the Meeting, but such proxy may be revoked at any time prior to the actual voting thereof by giving notice in writing to the Secretary of the Corporation or by voting a subsequently dated proxy. If a proxy is signed but no specification is made on the proxy, the shares represented by the proxy will be voted as recommended by the Board. If a specification is made, the shares will be voted in accordance with the specification. The presence of a stockholder at the Meeting does not revoke his or her proxy; however, a stockholder may revoke his or her proxy and vote in person if he or she so requests.

                               VOTING SECURITIES

RECORD DATE, CLASSES OF STOCK ENTITLED TO VOTE, AND VOTE REQUIRED

     The Board has fixed the close of business on Friday, April 29, 1994, as the record date for determining stockholders entitled to notice of and to vote at the Meeting. Holders of shares of Class A Common Stock and Class B Common Stock are entitled to vote at the Meeting. As of such date, the Corporation had issued and outstanding 8,297,015 shares of Class A Common Stock and 4,178,175 shares of Class B Common Stock. There are no cumulative voting or preemptive rights.

     The holders of Class A Common Stock will be entitled to elect 25% (rounded up to the nearest whole number) of the directors and will be entitled to 1/10 of 1 vote per share with respect to other matters. The holders of Class B Common Stock will be entitled to elect the remaining directors and will be entitled to 1 vote per share with respect to other matters.

     Directors are elected by the affirmative vote of a majority of the shares of the appropriate class of common stock, voting as a single class, cast in the election. The affirmative vote of a majority of the voting power of the shares of both classes of common stock, voting together, cast in the election is required to approve any other proposal presented at the Meeting.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth as of April 29, 1994, to the best knowledge of the Corporation, information as to (a) beneficial ownership of more than 5% of the Class A Common Stock and Class B Common Stock of the Corporation by certain persons (other than director nominees); and (b) beneficial ownership of Class A Common Stock and Class B Common Stock of the Corporation by (i) each director nominee, (ii) each executive officer named in the Summary Compensation Table other than director nominees, and (iii) all director nominees and executive officers of the Corporation as a group. Except as otherwise indicated, all beneficial ownership stated in the table represents sole voting and investment power.

                                                                                                     PERCENT
                                                                            SHARES        PERCENT      OF
                NAME AND ADDRESS OF                                      BENEFICIALLY       OF       TOTAL
                 BENEFICIAL OWNERS                TITLE OF CLASS            OWNED         CLASS      VOTES(1)
        -----------------------------------    ---------------------    --------------    ------     ------
(a)     Holders of more than 5% of Class A
        Common Stock and Class B Common
        Stock (other than director nominees
        and executive officers named in the
        Summary Compensation Table)
        -----------------------------------
        HBC, Incorporated                      Class A Common Stock      2,075,048 (2)    25.01%      4.14%
        4520 Executive Park Drive              Class B Common Stock      2,803,232 (2)    67.09%     55.98%
        Montgomery, Alabama 36116
        United States Trust Company            Class A Common Stock      1,082,938 (3)    13.05%      2.16%
        of New York                            Class B Common Stock           None
        114 West 47th Street
        New York, New York 10036
(b)(i)  Nominees -- Class A Common Stock
        -----------------------------------
        Herbert J. Dickson                     Class A Common Stock          3,932             *          *
                                               Class B Common Stock           None
        James W. Hargrove                      Class A Common Stock          4,000             *          *
                                               Class B Common Stock           None
        Mary D. Nelson                         Class A Common Stock          2,000             *          *
                                               Class B Common Stock           None
        Nominees -- Class B Common Stock
        -----------------------------------
        Winton M. Blount                       Class A Common Stock      2,095,193 (4)    25.25%      4.18%
                                               Class B Common Stock      3,410,578 (4)    81.63%     68.10%
        W. Houston Blount                      Class A Common Stock          2,909             *          *
                                               Class B Common Stock          1,332             *          *
        C. Todd Conover                        Class A Common Stock          1,000             *          *
                                               Class B Common Stock           None
        H. Corbin Day                          Class A Common Stock          8,304             *          *
                                               Class B Common Stock           None
        Alfred M. Gleason                      Class A Common Stock            600             *          *
                                               Class B Common Stock           None
        John M. Panettiere                     Class A Common Stock         24,803 (5)         *          *
                                               Class B Common Stock           None
        Arthur P. Ronan                        Class A Common Stock           None
                                               Class B Common Stock           None
        Joab L. Thomas                         Class A Common Stock          2,086             *          *
                                               Class B Common Stock           None

                                                                                                     PERCENT
                                                                            SHARES        PERCENT      OF
                NAME AND ADDRESS OF                                      BENEFICIALLY       OF       TOTAL
                 BENEFICIAL OWNERS                TITLE OF CLASS            OWNED         CLASS      VOTES(1)
        -----------------------------------    ---------------------    --------------    ------     ------
   (ii) Executive Officers named in the
        Summary Compensation Table (other
        than director nominees)
        -----------------------------------
        Harold E. Layman                       Class A Common Stock          5,059 (6)         *          *
                                               Class B Common Stock           None
        D. Joseph McInnes                      Class A Common Stock          9,312 (7)         *          *
                                               Class B Common Stock           None
        James S. Osterman                      Class A Common Stock         13,700             *          *
                                               Class B Common Stock           None
  (iii) All director nominees and              Class A Common Stock      2,204,353 (8)    26.25%      4.35%
        executive officers as a group          Class B Common Stock      3,416,338        81.77%     68.22%
        (19 persons)

- - ---------------

 *  Less than .50% of class or total votes.
(1) Percent of total votes on all matters other than the election of directors.
(2) HBC, Incorporated is a corporation of which Winton M. Blount is the controlling stockholder, owning 53.99% of its voting stock. For further information, see Certain Transactions and Other Matters on page 21.
(3) United States Trust Company of New York serves as the Master Trustee for the Corporation's 401(k) Retirement Savings Plan. The shares listed are held for the benefit of the participants in that plan. Under the terms of the Plan, as amended, and the Trust, the Trustee is to vote the allocated shares held by the Plan in accordance with the instructions received from Plan participants and to dispose of the allocated shares in connection with tender offers in accordance with directions received from Plan participants. If no voting instructions or invalid voting instructions are received with respect to allocated shares, the Trustee is to vote such shares in the same manner and in the same proportions as the allocated shares with respect to which the Trustee received valid voting instructions are voted. Also, with respect to allocated shares, if no directions or invalid directions are received in connection with tendering shares, the Trustee is to treat such allocated shares as if Plan participants instructed the Trustee not to dispose of such shares. With respect to unallocated shares, the Trustee is to vote such shares, or dispose of such shares in connection with tender offers, in the same manner and in the same proportion as the allocated shares with respect to which the Trustee received valid voting instructions or directions are voted or disposed. United States Trust Company of New York, as Trustee, expressly denies beneficial ownership in the shares listed.
(4) - Excludes 320,094 shares of Class A Common Stock (3.86% of class, .64% of total votes) and 517,449 shares of Class B Common Stock (12.38% of class, 10.33% of total votes) owned beneficially by children, step-children, their spouses, and grandchildren of Winton M. Blount and Carolyn S. Blount. Winton M. Blount and his wife, Carolyn S. Blount, do not have or share voting or dispositive power with respect to, and disclaim any beneficial ownership in, such shares.
     - Includes 906 shares of Class A Common Stock (less than .50% of class and total votes) and 906 shares of Class B Common Stock (less than .50% of class and total votes) owned by Winton M. Blount's wife.
     - Includes 1,966 shares of Class A Common Stock (less than .50% of class and total votes) and 1,966 shares of Class B Common Stock (less than .50% of class and total votes) held by Winton M. Blount or Trustee of a trust for the benefit of his sister. Winton M. Blount disclaims any beneficial ownership in such shares.
     - Includes the 2,075,048 shares of Class A Common Stock (25.01% of class, 4.14% of total votes) and 2,803,232 shares of Class B Common Stock (67.09% of class, 55.98% of total votes) shown in the table as owned by HBC, Incorporated. (See Note 2 above.)
(5) Includes 12,213 shares of Class A Common Stock (less than .50% of class and total votes) which are subject to a right to acquire beneficial ownership within 60 days under the 1992 Blount Incentive Stock Option Plan.
(6) Includes 4,000 shares of Class A Common Stock (less than .50% of class and total votes) which are subject to a right to acquire beneficial ownership within 60 days under the 1992 Blount Incentive Stock Option Plan.
(7) Includes 8,000 shares of Class A Common Stock (less than .50% of class and total votes) which are subject to a right to acquire beneficial ownership within 60 days under the 1992 Blount Incentive Stock Option Plan.
(8) Includes 24,213 shares of Class A Common Stock (less than .50% of class and total votes) which are subject to a right to acquire beneficial ownership within 60 days under the 1992 Blount Incentive Stock Option Plan.

                             ELECTION OF DIRECTORS

                                   PROPOSAL 1

DIRECTORS

     The By-laws of the Corporation, which may be amended by the Board, presently provide that the number of directors which shall constitute the whole Board shall be not less than 3 nor more than 14, with the exact number to be determined from time to time by resolution of the Board. The Board set the exact number at 11 effective June 27, 1994, with 3 members to be elected by the holders of Class A Common Stock and 8 members to be elected by the holders of Class B Common Stock. Class A Common Stock proxies may not be voted for more than 3 persons, and the Class B Common Stock proxies may not be voted for more than 8 persons.

     The Board intends to nominate and, unless contrary instructions are specified, to vote, as appropriate, all proxies received by the Board FOR the election of the persons named below as directors of the Corporation.

     Each director to be elected shall hold office until the next Annual Meeting of Stockholders of the Corporation or until his or her successor is elected and qualified or until his or her earlier resignation or removal. Should any nominee fail to accept election, it is expected that the Board will cast all proxies, as appropriate, received by it in favor of the election of such other person for the office of director as the Board may recommend. The Board has no reason to believe that any of the persons named below will fail to accept election as a director.

BIOGRAPHICAL INFORMATION

     The following biographical information is furnished with respect to each nominee for election as director at the Meeting:

                          NOMINEES -- CLASS A COMMON STOCK
- - ----------------------    HERBERT J. DICKSON, Age 68.
- - ----------------------    Director since July 1966(1); Chairman of the Finance Committee and member of the
- - ----------------------      Compensation and Management Development Committee.
- - ----------------------    Financial consultant since March 1993; formerly Chairman of the Board and Chief
- - ----------------------      Executive Officer of Fortune Financial Services, Inc., Atlanta, Georgia (a finance
- - ----------------------      company) throughout the 5 years preceding March 1993.
- - ----------------------    Mr. Dickson is also a director of American Business Products, Inc., Atlanta,
- - ----------------------      Georgia; and Martin Industries, Inc., Florence, Alabama.
- - ----------------------
- - ----------------------
- - ----------------------    JAMES W. HARGROVE, Age 71.
- - ----------------------    Director since June 1975, except from February 1976 through March 1977 during which
- - ----------------------      period he served as U.S. Ambassador to Australia; Chairman of the Audit Committee
- - ----------------------      and member of the Finance Committee.
- - ----------------------    Financial counselor throughout the past 5 years and Chairman of the Board of Entrix,
- - ----------------------      Inc., Houston, Texas (environmental consultants) since December 1988.
- - ----------------------
- - ----------------------
- - ----------------------
- - ----------------------
- - ----------------------    MARY D. NELSON, Age 61.
- - ----------------------    Director since June 1986; member of the Audit Committee and the Finance Committee.
- - ----------------------    President of Nelson & Co., Cincinnati, Ohio (consulting actuaries) throughout the
- - ----------------------      past 5 years.
- - ----------------------
- - ----------------------
- - ----------------------
- - ----------------------
- - ----------------------
- - ----------------------

                          NOMINEES -- CLASS B COMMON STOCK
- - ----------------------    WINTON M. BLOUNT, Age 73.
- - ----------------------    Director since September 1949(1), except from January 1969 through October 1971
- - ----------------------      during which period he served as Postmaster General of the United States; Chairman
- - ----------------------      of the Executive Committee.
- - ----------------------    Chairman of the Board since June 1993; Chairman of the Board and Chief Executive
- - ----------------------      Officer of the Corporation throughout the 5 years preceding June 1993 except from
- - ----------------------      December 1990 to October 1991 during which period he served as Chairman of the
- - ----------------------      Board.
- - ----------------------    Mr. Blount is the brother of W. Houston Blount.
- - ----------------------    Mr. Blount is also a director of the Alabama Shakespeare Festival, Montgomery,
                            Alabama; Montgomery Museum of Fine Arts, Montgomery, Alabama; National Actors
                            Theatre, New York, New York; Chairman of the Advisory Committee of the National
                            Postal Museum, Washington, DC; Life Trustee of Rhodes College, Memphis, Tennessee;
                            Trustee of the National Symphony Orchestra, Washington, DC; and Governor of the
                            Royal Shakespeare Company, London, England.
- - ----------------------    W. HOUSTON BLOUNT, Age 72.
- - ----------------------    Director since September 1949(1); Chairman of the Acquisition Committee, member of
- - ----------------------      the Executive Committee and the Compensation and Management Development Committee.
- - ----------------------    Chairman of the Board Emeritus since May 1992; Chairman of the Board from May 1986
- - ----------------------      of Vulcan Materials Company, Birmingham, Alabama (crushed stone and chemicals).
- - ----------------------    Mr. Blount is the brother of Winton M. Blount.
- - ----------------------    Mr. Blount is also a director of VF Corporation, Reading, Pennsylvania.
- - ----------------------
- - ----------------------
- - ----------------------
- - ----------------------    C. TODD CONOVER, Age 54.
- - ----------------------    Director since September 1992; member of the Audit Committee and the Finance
- - ----------------------      Committee.
- - ----------------------    General Manager of the Finance Industry Group of Tandem Computers Incorporated,
- - ----------------------      Cupertino, California since January 1994; formerly President and Chief Executive
- - ----------------------      Officer of The Vantage Company, Denver, Colorado (management services) from July
- - ----------------------      1992; President and Chief Executive Officer of Central Bancorporation, Denver,
- - ----------------------      Colorado (bank holding company) from July 1991; National Director with KPMG Peat
- - ----------------------      Marwick, San Francisco, California and New York, New York (bank consulting) from
- - ----------------------      September 1988. He served as Comptroller of the Currency of the United States from
                            December 1981 through May 1985.
                          Mr. Conover is also a Director of PacifiCorp, Portland, Oregon.
- - ----------------------    H. CORBIN DAY, Age 56.
- - ----------------------    Director since June 1992; member of the Audit Committee, the Finance Committee, the
- - ----------------------      Compensation and Management Development Committee and the Acquisition Committee.
- - ----------------------    Limited partner of Goldman, Sachs & Co., New York, New York (investment bankers)
- - ----------------------      throughout the past 5 years, and Chairman from May 1988 of Jemison Investment Co.,
- - ----------------------      Inc., Birmingham, Alabama (investment bankers).
- - ----------------------    Mr. Day is also a director of Jemison Investment Co., Inc. and its affiliated
- - ----------------------      companies, Birmingham, Alabama; Altec Industries, Inc., Birmingham, Alabama;
- - ----------------------      American Heritage Life Insurance Company, Jacksonville, Florida; and trustee of
- - ----------------------      Birmingham Museum of Art, Birmingham, Alabama.

- - ----------------------    ALFRED M. GLEASON, Age 64.
- - ----------------------    Director since February 1985; Chairman of the Compensation and Management
- - ----------------------      Development Committee and member of the Executive Committee.
- - ----------------------    Vice Chairman since February 1994, President and Chief Executive Officer from
- - ----------------------      January 1989, President from January 1985 of PacifiCorp, Portland, Oregon
- - ----------------------      (diversified utility).
- - ----------------------    Mr. Gleason is also a director of PacifiCorp, Portland, Oregon; Fred Meyer, Inc.,
- - ----------------------      Portland, Oregon; Comdial Corporation, Charlottesville, Virginia; PacifiCorp
- - ----------------------      Financial Services, Inc., Portland, Oregon; Tektronix, Inc., Beaverton, Oregon;
- - ----------------------      Legacy Health System, Portland, Oregon; trustee of Willamette University, Salem,
                            Oregon; and Commissioner of the Port of Portland, Portland, Oregon.
- - ----------------------    JOHN M. PANETTIERE, Age 56.
- - ----------------------    Director since May 1992.
- - ----------------------    President and Chief Executive Officer since June 1993, President and Chief Operating
- - ----------------------      Officer from May 1992 of the Corporation; formerly Chairman, President and Chief
- - ----------------------      Executive Officer from January 1990, President and Chief Executive Officer from
- - ----------------------      January 1988, Senior Executive Vice President and Chief Operating Officer from
- - ----------------------      August 1986 of Grove Worldwide Company, Shady Grove, Pennsylvania (manufacturer of
- - ----------------------      mobile hydraulic cranes and aerial work platforms).
- - ----------------------    Mr. Panettiere is also a director and Past Chairman of the Construction Industry
- - ----------------------      Manufacturers Association, Milwaukee, Wisconsin.
- - ----------------------    ARTHUR P. RONAN, Age 64.
- - ----------------------    Director since June 1993; member of the Audit Committee and the Acquisition
- - ----------------------      Committee.
- - ----------------------    Retired since February 1992; formerly Corporate Vice President from 1982 and
- - ----------------------      President from June 1985 of the Automotive Operations of Rockwell International
- - ----------------------      Corporation, Troy, Michigan (manufacturer of automotive components).
- - ----------------------    Mr. Ronan was Chairman and President of Western Highway Institute, Bruno, California
- - ----------------------      from 1991 to 1993; Vice Chairman of Highway Users Federation, Washington, D.C.
- - ----------------------      from 1990 to 1992; Trustee of General Motors Institute, Flint, Michigan from 1984
- - ----------------------      to 1992; member of the Board of Advisors of Oakland University, Rochester,
                            Michigan from 1984 to 1992; and Trustee of Marygrove College, Detroit, Michigan
                            from 1975 to 1979.
- - ----------------------    JOAB L. THOMAS, Age 61.
- - ----------------------    Director since June 1981; member of the Finance Committee.
- - ----------------------    President, Pennsylvania State University, College Park, Pennsylvania since September
- - ----------------------      1990; formerly Professor from September 1988 and President from July 1981 of the
- - ----------------------      University of Alabama, Tuscaloosa, Alabama.
- - ----------------------    Dr. Thomas is also a director of Lukens, Inc., Coatesville, Pennsylvania; and Mellon
- - ----------------------      Bank, Pittsburgh, Pennsylvania.
- - ----------------------
- - ----------------------
- - ----------------------

- - ---------------

(1) Includes the period for which the person served as a director of Blount Brothers Corporation. The Corporation was organized in February 1971, and on March 1, 1971, the stockholders of Blount Brothers Corporation exchanged their stock in Blount Brothers Corporation for stock in the Corporation. Blount Brothers Corporation was merged into the Corporation on February 29, 1988.

THE BOARD AND ITS COMMITTEES

     The property, affairs and business of the Corporation are managed under the direction of the Board. The Board has standing Executive, Audit, Finance, Acquisition and Compensation and Management Development Committees whose principal functions are described below. The Corporation does not have a Nominating Committee. During the fiscal year ended February 28, 1994 ("Fiscal 1994"), the Board held 5 regular meetings and took action 3 times by written consent in lieu of a meeting. Average attendance by directors at Board and Committee meetings was 93%. All directors attended 75% or more of the meetings of the Board and the Committees on which they serve.

     Executive Committee -- The Executive Committee consists of 4 members, 2 of whom are non-employee directors. The Chairman of the Board of the Corporation is Chairman of the Committee. The Committee may exercise all of the authority and powers of the Board, to the extent permitted by law, during the intervals between Board meetings. The Committee held no regular meetings during Fiscal 1994. The present members of the Committee are Winton M. Blount, W. Houston Blount, Alfred M. Gleason and John M. Panettiere.

     Audit Committee -- The Audit Committee consists of 6 members, all of whom are non-employee directors. The functions of the Committee include (i) recommending annually to the Board the appointment of the Corporation's independent auditors, (ii) reviewing the professional services, proposed fees and independence of such auditors, (iii) reviewing the annual audit plans of such auditors and the internal audit staff, (iv) monitoring the activities of the independent auditors and internal audit staff, and (v) reporting on such activities to the Board. The Committee held 2 regular meetings and had 1 telephone conference meeting during Fiscal 1994. The present members of the Committee are C. Todd Conover, H. Corbin Day, James W. Hargrove, Mary D. Nelson, Oscar J. Reak and Arthur P. Ronan.

     Finance Committee -- The Finance Committee (name changed from Investment Committee in November 1993) consists of 6 members, all of whom are non-employee directors. The functions of the Committee include (i) approving the Corporation's funding policy for its retirement plans, (ii) approving actuarial assumptions for the retirement plans, (iii) approving the selection and termination of investment managers, trustees, independent auditors and actuaries for the retirement plans, (iv) approving the investment policy asset allocation guidelines, objectives, constraints, and restrictions, as appropriate, issued to investment managers and trustees, (v) approving operating procedures and safeguards as required to prohibit transactions not authorized under the Employee Retirement Income Security Act, (vi) approving the consolidation, merger, or transfer of retirement plan assets or liabilities to or from one plan to another, (vii) approving reports with regard to retirement plans prepared by the trustees, the independent auditors, investment managers or consultants, and the actuaries, and (viii) reporting on such activities to the Board. The Committee held 3 regular meetings during Fiscal 1994. The present members of the Committee are C. Todd Conover, H. Corbin Day, Herbert J. Dickson, James W. Hargrove, Mary D. Nelson and Joab L. Thomas.

     Compensation and Management Development Committee -- The Compensation and Management Development Committee consists of 4 members, all of whom are non-employee directors. The functions of the Committee include (i) approving compensation philosophy and guidelines for the Corporation's executive and managerial employees, (ii) establishing a total compensation range for the Chairman of the Board and the President and Chief Executive Officer ("CEO") and appraising the performance of said officers on a timely basis, (iii) approving salaries and changes in salaries of officers of the Corporation and presidents of its divisions and subsidiaries or other executives as the Committee may deem appropriate, (iv) approving the participants, annual financial or other targets, and amounts to be paid under the Corporation's Target Incentive Plans, (v) approving all payments made under the Corporation's Long-term Performance Share Plan, (vi) reviewing and recommending to the Board any new excutive incentive or stock option plans or additions to or revisions of such existing plans and approving any awards or options granted under such plan(s), (vii) reviewing from time to time the Corporation's management resources and executive personnel planning, development and selection processes, and (viii) reporting on such activities to the Board. The Committee held 4 regular meetings and had 2 telephone conference meetings and took action 2 times by written consent in lieu of a meeting during Fiscal 1994. The present members of the Committee are W. Houston Blount, H. Corbin Day, Herbert J. Dickson and Alfred M. Gleason.

     Acquisition Committee -- The Acquisition Committee consists of 3 members, all of whom are non-employee directors. The functions of the Committee are to review and approve any acquisition proposed by management and report on such activities to the Board. The Committee was established in January 1994 and it did not hold any regular meeting in Fiscal 1994. The present members of the Committee are W. Houston Blount, H. Corbin Day, and Arthur P. Ronan.

COMPENSATION OF DIRECTORS

     Non-employee directors received a retainer fee of $4,750 ($4,000 prior to July 1993) per quarter plus a fee of $1,000 ($800 prior to July 1993) for each Board Meeting attended in person or by telephone conference, an additional $1,000 ($800 prior to July 1993) for each Board Committee Meeting attended in person or by telephone conference, and an additional $800 for each consent action in lieu of a meeting that they executed prior to July 1993. No fee for execution of consent actions is paid after July 1993.

Persons serving as Chairmen of Committees of the Board, who were not employees of the Corporation, received an additional retainer fee of $750 ($500 prior to July 1993) per quarter for their services. The directors were reimbursed for travel and other expenses and were provided travel insurance when traveling on Corporation business, liability insurance coverage and participation in a charitable contributions matching gift program. Participation in the Corporation's group medical and dental plans was available to the non-employee directors on the same basis as offered to all employees of the Corporation. In addition, each nonemployee director was provided $50,000 of life insurance under the Corporation's group life insurance plan. Directors who are employees of the Corporation do not receive any additional compensation for their services as directors.

     In January 1983, the Board approved a Directors' Fee Deferral Plan under which directors may defer receipt of directors' fees until their retirement or other termination of status as a director. Deferred amounts bear interest, adjusted quarterly, based on the prime rate set by a New York bank. Such accumulated fees, together with the income accrued thereon, are payable in cash to the director or his or her estate in accordance with the option selected by the director at the time he or she elected to participate in this plan. The Director's Fee Deferral Plan is unfunded and amounts due the participants covered thereby are general obligations of the Corporation. One director has chosen to defer his director's fees.

     In May 1991, the Board approved and in April 1994 amended the Advisory Directors' Recognition Plan. Each member of the Board who has served as a director for at least 5 consecutive years and who has not been an employee vested in any employee benefits sponsored by the Corporation during his or her service on the Board and (a) who is serving at the attainment of age 72, or (b) who becomes permanently and totally disabled at any time prior to age 72, shall become an advisory director. No advisory director and no other director, except the co-founders of the Corporation, shall be eligible to stand for reelection to the Board who, after July 1, 1991, is or reaches age 72. Under this plan, a director who is or becomes eligible for advisory director status after July 1, 1991, shall, at the end of his or her current term, be paid a quarterly benefit for life equal to the quarterly cash retainer, exclusive of committee chairman fees, then being paid to the director. An advisory director who attains that status due to disability shall be paid a quarterly disability benefit equal to the quarterly cash retainer then being paid to directors for the shorter of (a) such advisory director's life, or (b) the number of the advisory director's full years of service as a director. A director who has been an employee vested in employee benefits sponsored by the Corporation is eligible to become an advisory director, but shall not be entitled to the retainer paid to advisory directors. When their views on a matter are sought, advisory directors are expected to consult with management or directors of the Corporation. The status of advisory director may be terminated upon request by the advisory director or by the Board if it determines that an advisory director becomes a director, officer, employee or consultant of or to another company that competes with the Corporation or any of its divisions or subsidiaries. The Advisory Directors' Recognition Plan does not apply to Winton M. Blount, a co-founder of the Corporation and it does not apply to W. Houston Blount, a co-founder of the Corporation until he ceases to be a member of the Board of Directors regardless of his age at the time of such cessation. The Advisory Directors' Recognition Plan is unfunded and amounts due the participants covered thereby are general obligations of the Corporation. There is presently 1 participant under this plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The following members of the Board served as members of the Compensation and Management Development Committee during the last completed fiscal year or for the portion of the year stated:

          W. Houston Blount, Chairman of the Board Emeritus of Vulcan Materials Company.

          H. Corbin Day, Limited Partner of Goldman, Sachs & Co., and Chairman of Jemison Investments Co., Inc. began service on April 1, 1993.

          Herbert J. Dickson, Financial Consultant and formerly Chairman of the Board of Fortune Financial Services.

          Alfred M. Gleason, Vice Chairman of the Board of PacifiCorp.

     There were no relationships with respect to Compensation Committee interlocks and insider participation in compensation decisions during the last completed fiscal year.

               COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

OVERALL OBJECTIVES OF THE EXECUTIVE COMPENSATION PROGRAM

     The Corporation's executive compensation program is designed to help the Corporation attract, motivate and retain the executive resources that the Corporation needs in order to maximize its return to shareholders.

     Toward that end, the Corporation's executive compensation program attempts to provide:

     - levels of compensation that are competitive with those provided in the various markets in which the Corporation competes for its executive resources;

     - incentive compensation that varies in a manner consistent with the financial performance of the Corporation; and

     - incentive compensation that effectively rewards corporate and individual performance.

     In designing and administering its executive compensation program, the Corporation attempts to maintain an appropriate balance among these various objectives, each of which is discussed in greater detail below.

PROVIDING COMPETITIVE LEVELS OF COMPENSATION

     The Corporation attempts to provide its executives with a total compensation package that, at expected levels of performance, is competitive with total compensation provided to executives who hold comparable positions or have similar qualifications in other organizations of similar size and scope with which the Corporation competes.

     The Corporation projects an executive's competitive level of compensation based on information drawn from a variety of sources, including proxy statements, special surveys, and compensation consultants. This information is used in creating the basic structure of the Corporation's program. The market data used in establishing the Corporation's executive compensation levels reflect a blending of general industry and manufacturing industry companies comparable to the Corporation's size, including many of the industry peer companies covered by the total shareholder return graph. However, the Committee has not defined the Corporation's compensation comparative group to be identical to the companies included in the graph for a variety of reasons, including the need to adjust for differences in company size and scope.

     It should be noted that the value of an executive's compensation package will vary significantly based on performance. So while the expected value of an executive's compensation package may be competitive, its actual value can exceed or fall below competitive levels depending on performance.

ENSURING THAT INCENTIVE COMPENSATION VARIES WITH FINANCIAL PERFORMANCE

     The Corporation's incentive plans are designed to ensure that the incentive compensation varies in a manner consistent with the financial performance of the Corporation and its various business units. The specific corporate performance factors for Fiscal 1994 are discussed in other sections of this report.

     All operating segments, with the exception of the discontinued construction segment, were profitable and performed above budgeted expectations for Fiscal 1994.

REWARDING INDIVIDUAL PERFORMANCE

     The Corporation believes that effectively rewarding individual performance will ultimately serve to enhance the financial performance of the Corporation and its various business units. While the Corporation's incentive plans provide compensation that varies with financial performance, they also provide for individual awards that are based on qualitative assessments of Corporation, business unit and individual performance.

DESCRIPTION OF THE EXECUTIVE COMPENSATION PROGRAM

     This section describes each of the principal elements of the Corporation's executive compensation program.

BASE SALARY PROGRAM

     The objective of the Corporation's base salary program for senior executive management positions is to provide base salaries that are approximately between the 65th and 80th percentile of the competitive market norms for companies in the Corporation's business lines and similar in size to the Corporation. The Committee believes it is crucial to provide competitive salaries in order to attract and retain managers who are highly talented. The specific competitive markets considered depend on the nature and level of the positions in question and the markets from which qualified individuals are recruited.

     Base salary levels are also dependent on the performance of each individual employee. Thus, employees with higher levels of sustained performance will be paid correspondingly higher salaries.

     Annual salary reviews are based on three factors: general levels of market salary increases, individual performance, and the Corporation's overall financial results. All base salary increases are based on a philosophy of pay-for-performance and perceptions of an individual's long-term value to the Corporation.

THE MANAGEMENT INCENTIVE PLAN

     The objectives of the Annual Target Incentive Plan are to motivate and reward the accomplishment of annual corporate objectives; reinforce a strong performance orientation with differentiation and variability in individual awards based on contributions to business results; and provide a fully competitive compensation package which will attract, reward and retain individuals of the highest quality. As a pay-for-performance plan, cash bonus awards are paid upon the achievement of specific performance objectives established for the fiscal year.

     Targeted bonus award levels are determined for eligible positions each year using data obtained from independent consultants and surveys. The target bonus levels reflect competitive market norms for companies similar in size to the Corporation and the Corporation's philosophy of providing competitive total annual compensation opportunities.

     A bonus program is established each year based on the Corporation's budgeted performance against measures approved by the Committee. In Fiscal 1994, the key performance measures considered were pre-tax income, return on capital employed, net income and for all positions other than the Chairman of the Board and the President and Chief Executive Officer, individual key base objectives were established. The weighting of these measures differ among each of the Corporation's operating units and range from a 60% to 70% weighting factor for pre-tax income, 15% to 25% for return on capital employed and 15% for attainment of individual performance objectives.

     For the corporate staff and senior corporate officers, 60% of bonus attainment is based on the Corporation's net income targets and 40% of the bonus is determined by attainment of individual key base objectives. The bonus attainment for the Chairman of the Board and for the President and Chief Executive Officer is based 100% on the Corporation's net income targets.

     Target bonuses for Incentive Plan participants range from 5% to 65% of the participants' base pay. Participants can earn from 80% (minimum threshold) to 200% (maximum bonus) of a target bonus. The actual bonus is determined by the extent to which performance objectives have been accomplished.

LONG-TERM INCENTIVES

     The Corporation's approach to long-term incentives for employees is focused on the Corporation's stock option plans. The Corporation uses stock options to align the interests of employees and shareholders by providing value to the employee when the stock price increases. Options are granted at 100% of the market value of the stock on the date of grant.

     All options granted have terms of 10 years and are generally exercisable within 5 years of the date of the grant. The exercise price is payable in cash. No option holder has any rights as a shareholder for any shares subject to an option until the exercise price has been paid and the shares have been issued to the employee.

     The Corporation's stock option grant levels are established by considering competitive market data on grant levels and the level of shares reserved for such plans. Individual option grants are based on the responsibility level of each participant in the Corporation, individual performance, and the amounts of previous grants.

     The Executive Compensation Program is reviewed annually by the Compensation and Management Development Committee to provide an appropriate mix of base salary, annual bonus, and long-term rewards within the philosophy of providing competitive total direct compensation opportunities.

     The Chairman of the Board, as the majority shareholder of the Corporation, does not participate in the Stock Option Plan. Stock options granted to the named executives in Fiscal 1994 are shown in the Option Grant Table on page 14.

FISCAL 1994 CHAIRMAN OF THE BOARD AND THE PRESIDENT AND CHIEF EXECUTIVE OFFICER PAY

     As described above, the Corporation determines its pay for all executives, including the Chairman of the Board and the President and Chief Executive Officer, considering both a pay-for-performance philosophy and market rates of compensation for the job. Specific actions taken by the Committee regarding the Chairman of the Board and the President and Chief Executive Officer's compensation are summarized below:

     Base Salary -- The Chairman of the Board and Chief Executive Officer, Mr. Winton Blount, received a merit increase of 7.6% in March 1993 based on competitive data and performance. The President and Chief Operating Officer, Mr. John Panettiere, received an 8% merit increase in March 1993 based on competitive data and performance. In June 1993, Mr. Panettiere was promoted to President and Chief Executive Officer and a 15.75% promotion increase was granted in September 1993 based on competitive data.

     Annual Bonus -- The Corporation's Fiscal 1994 performance significantly exceeded targeted net income objectives. All continuing operating segments were profitable and performed well above budgeted targets for return on capital employed and pre-tax income more than offsetting results in the now discontinued construction segment. As a result, an annual incentive funding pool was created for Fiscal 1994 performance and awards were made to certain key executives named in the compensation table at levels exceeding target bonus objectives.

     The bonus for Fiscal 1994 generated by the Management Incentive Plan formula for Mr. Winton Blount, Chairman of the Board, and for Mr. John Panettiere, President and Chief Executive Officer, was based on the Corporation's attainment of the net income objective established in March 1993. The Corporation's performance significantly exceeded that objective thus bonuses equal to 150% of the 65% target for Mr. Winton Blount and 150% of the 60% target for Mr. John Panettiere were earned for Fiscal 1994.

     An Executive Management Target Incentive Plan is being implemented for the fiscal year beginning March 1, 1994. The plan, which covers the Chairman of the Board and the President and Chief Executive Officer, is a performance based plan that provides for the payment of bonuses if the Corporation achieves specified net income levels. Assuming the shareholders approve the plan at the 1994 Annual Meeting, the Compensation and Management Development Committee anticipates that the plan will meet the requirements so that payments under the plan will be deductible under Section 162(m) of the Internal Revenue Code.

                           Alfred M. Gleason, Chairman
                           W. Houston Blount
                           H. Corbin Day
                           Herbert J. Dickson

                               EXECUTIVE OFFICERS

     The executive officers of the Corporation, in addition to those who are also Director nominees, as of April 29, 1994 are:

                                                                              YEAR FIRST
                                                                              ELECTED TO               FAMILY
       NAME                                   OFFICE                          SUCH OFFICE     AGE   RELATIONSHIP
- - -------------------   ------------------------------------------------------  -----------     ---   ------------
K. O. Dixon           President of Dixon Industries, Inc.                         1973        55        None
Thomas J. Fruechtel   President of the Sporting Equipment Division of the         1993        43        None
                        Corporation
Bernell Jiles         President of Gear Products, Inc.                            1984        60        None
Harold E. Layman      Senior Vice President and Chief Financial Officer of        1993        47        None
                        the Corporation
Frank H. McFadden     Executive Vice President and General Counsel of the         1991and     68        None
                        Corporation                                               1993
D. Joseph McInnes     Senior Vice President -- Administration and Secretary      1991,and     51        None
                        of the Corporation and President and of The Blount        1994
                        Foundation, Inc.                                          1982
James S. Osterman     President of the Oregon Cutting Systems Division of         1987        56        None
                        the Corporation
Donald B. Zorn        President of the Forestry and Industrial Equipment          1994        57        None
                        Division of the Corporation

     Each of these executive officers serves at the pleasure of the Board. There were no arrangements or understandings with any other person pursuant to which any officer was elected. The executive officers of the Corporation may also be directors or officers of divisions or subsidiaries of the Corporation.

     K. O. Dixon was elected President of Dixon Industries, Inc. (manufacturer of riding lawn mowers) in 1973. Dixon Industries, Inc. was acquired by the Corporation in March 1990.

     Thomas J. Fruechtel was appointed President of the Sporting Equipment Division of the Corporation in March 1993. Prior to that date, Mr. Fruechtel served as Executive Vice President from October 1992 and Director of Marketing from August 1987 of the Sporting Equipment Division.

     Bernell Jiles was elected President of Gear Products, Inc. (designer and manufacturer of rotation bearings and mechanical power transmission components) in January 1984. Gear Products, Inc. was acquired by the Corporation in March 1991.

     Harold E. Layman was elected Senior Vice President and Chief Financial Officer of the Corporation in January 1993. Prior to that date, he served as Senior Vice President Finance and Administration and was a member of the Executive Committee of VME Group, N.V., The Netherlands from September 1988 (manufacturer of automotive components and industrial equipment); and Senior Vice President Finance and Administration of VME Americas Inc., Cleveland, Ohio from August 1986.

     Frank H. McFadden was elected Executive Vice President and General Counsel of the Corporation in June 1993. Prior to that date, he served as Executive Vice President -- Legal Affairs of the Corporation from October 1991, Executive Vice President -- Government Affairs of the Corporation from April 1991 and Senior Vice President and General Counsel of the Corporation from January 1982. In addition, he served as Chairman of the Board and Chief Executive Officer of Blount Energy Resource Corp. (former energy resource subsidiary of the Corporation) from January 1983 until March 1987 and Chairman of the Board until June 1988. He also served as Chief Financial Officer and Treasurer of the Corporation from May 1985 until November 1985 and Chief Financial Officer until March 1986.

     D. Joseph McInnes was elected Senior Vice President -- Administration and Secretary of the Corporation in May 1994. Prior to that date, he served as Senior Vice President -- Administration of the Corporation from October 1991, and Vice President -- Human Resources of the Corporation from March 1983. In addition, he was elected President of The Blount Foundation, Inc. (a charitable foundation funded by the Corporation) in April 1982.

     James S. Osterman was appointed President of the Oregon Cutting Systems Division of the Corporation in January 1987.

     Donald B. Zorn was appointed President of the Forestry and Industrial Equipment Division of the Corporation in January 1994. Prior to that date, he served as President and Chief Operating Officer of Grove Cranes, a division of Grove Worldwide Company, Shady Grove, Pennsylaania (manufacturer of mobile hydraulic cranes and aerial work platforms) from March 1988.

                             EXECUTIVE COMPENSATION

     The following table summarizes, for the fiscal years ended the last day of February 1992, 1993 and 1994, all plan and non-plan compensation awarded to, earned by, or paid to (i) the CEO and (ii) the four most highly compensated executive officers other than the CEO of the Corporation (the "Named Executive Officers") at the end of Fiscal 1994 in all capacities in which they served:

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM COMPENSATION
                                                                        ---------------------------------------
                                                                                 AWARDS               PAYOUTS
                                     ANNUAL COMPENSATION                -------------------------   -----------
                        ---------------------------------------------                  SECURITIES    LONG-TERM
       NAME AND                                            OTHER         RESTRICTED    UNDERLYING    INCENTIVE          ALL
      PRINCIPAL                  SALARY     BONUS         ANNUAL           STOCK        OPTIONS        PLAN            OTHER
       POSITION         YEAR      ($)        ($)      COMPENSATION($)   AWARD(S)($)       (#)       PAYOUTS($)    COMPENSATION($)
- - ----------------------  -----   --------   --------   ---------------   ------------   ----------   -----------   ---------------
Winton M. Blount        1994     635,000    619,125        30,569(1)           0               0           0            33,261(5)
  Chairman and CEO to   1993     590,000    355,000        13,538              0               0           0            25,701
  June 1993, Chairman   1992     590,000          0            --              0               0           0                --
  thereafter
John M. Panettiere      1994     461,379    450,000        26,807(2)           0         100,000           0            72,900(6)
  President & COO to    1993     332,051    225,000        34,273              0         100,000           0           193,774
  June 1993, President  1992          --         --            --             --              --          --                --
  and CEO thereafter
James S. Osterman       1994     200,000    180,000             0              0          50,000           0            12,445(7)
  President of the      1993     178,969    158,334             0              0               0           0            11,341
  Oregon Cutting        1992     162,600     73,170            --              0          25,000           0                --
  Systems Division
Harold E. Layman        1994     220,000    148,500         6,319(3)           0          50,000           0            17,557(8)
  Senior Vice           1993      36,667     16,506             0              0          20,000           0            31,673
  President and Chief   1992          --         --            --             --              --          --                --
  Financial Officer
D. Joseph McInnes       1994     219,450    148,129         5,785(4)           0          50,000           0            13,799(9)
  Senior Vice           1993     201,027    100,000         2,266              0               0           0               713
  President --          1992     157,055          0            --              0          20,000           0                --
  Administration

- - ---------------

(1) Tax gross-up on club dues, personal use of the Corporation's property, and premiums on life insurance policies.
(2) Tax gross-up on club dues, personal use of the Corporation's property, premiums on life insurance policy, and relocation expenses.
(3) Tax gross-up on club dues and personal use of the Corporation's property.
(4) Tax gross-up on club dues, personal use of the Corporation's property and premiums on life insurance policies.
(5) Amount is comprised of $4,497 matching contribution to employee's 401(k) account and $28,764 attributable to the personal portion of the premiums on life insurance policies under the Executive Benefit Life Insurance and Supplemental Retirement Plan.
(6) Amount is comprised of $29,824 matching contribution to employee's 401(k) and excess 401(k) accounts and $43,076 premiums on a life insurance policy under the Executive Life Insurance Plan.
(7) Amount is comprised of $5,913 matching contribution to employee's 401(k) and excess 401(k) accounts and $6,532 accrued pursuant to the Omark Salary Continuation Plan.
(8) Amount is comprised of $4,127 relocation expenses and $13,430 premiums on a life insurance policy under the Executive Life Insurance Plan.
(9) Amount is comprised of $12,896 matching contribution to employee's 401(k) and excess 401(k) accounts and $903 attributable to the personal portion of the premiums on life insurance policies under the Executive Benefit Life Insurance and Supplemental Retirement Plan.

OPTION GRANTS

     The following table summarizes pertinent information concerning individual grants of stock options, including the potential realizable dollar value of grants of options made during Fiscal 1994 to each Named Executive Officer, assuming that the market value of the underlying security appreciates in value, from the date of grant to the end of the option term, at the rates indicated in the following table:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                            INDIVIDUAL GRANTS                        POTENTIAL REALIZABLE
                            --------------------------------------------------             VALUE AT
                             NUMBER OF     % OF TOTAL                               ASSUMED ANNUAL RATES OF
                            SECURITIES      OPTIONS                                STOCK PRICE APPRECIATION
                            UNDERLYING     GRANTED TO    EXERCISE    EXPIRATION       FOR OPTION TERM(1)
                              OPTIONS     EMPLOYEES IN     PRICE       DATE        -------------------------
             NAME           GRANTED(#)    FISCAL YEAR    ($/SHARE)   (MMDDYY)        5% ($)        10% ($)
    ----------------------  -----------   ------------   ---------   ---------     ----------     ----------
    Winton M. Blount                 0            0             0         --                0              0
    John M. Panettiere         100,000        25.42%        28.50    01-23-04       1,792,000      4,542,000
    James S. Osterman           50,000        12.71%        28.50    01-23-04         896,000      2,271,000
    Harold E. Layman            50,000        12.71%        28.50    01-23-04         896,000      2,271,000
    D. Joseph McInnes           50,000        12.71%        28.50    01-23-04         896,000      2,271,000

- - ---------------

(1) The amounts under these columns are the result of calculations at 5% and 10% rates which were established by rules adopted by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, in the price of the Corporation's Class A Common Stock. The Corporation did not use an alternative formula for grant date valuation since management is not aware of any forumla that will determine with reasonable accuracy the present value of options granted based on future unknown or volatile factors.

OPTION EXERCISES AND YEAR-END OPTION VALUES

     The following table summarizes pertinent information concerning the exercise of stock options during Fiscal 1994 by each of the Named Executive Officers and the fiscal year-end value of unexercised options:

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                      NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                                     UNDERLYING UNEXERCISED                 IN-THE-MONEY
                                   SHARES                                  OPTIONS AT                        OPTIONS AT
                                 ACQUIRED ON                           FISCAL YEAR END (#)               FISCAL YEAR END ($)
                                  EXERCISE          VALUE         -----------------------------     -----------------------------
              NAME                   (#)         REALIZED ($)     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
    -------------------------    -----------     ------------     -----------     -------------     -----------     -------------
    Winton M. Blount                     0                0               0                 0                0                 0
    John M. Panettiere              12,213           71,751               0           187,787                0         2,041,381
    James S. Osterman                9,000          151,750               0            65,000                0           402,500
    Harold E. Layman                     0                0           4,000            66,000           67,750           331,750
    D. Joseph McInnes                    0                0           8,000            62,000          178,000           335,750

PENSION PLANS

     Assuming continuance of the Blount Retirement Plan in its present form, estimated annual benefits payable to eligible employees (including executive officers) in specific classifications following retirement at age 65 (normal retirement age), after continuous years of credited service, are shown below:

                               PENSION PLAN TABLE

                                                     ESTIMATED ANNUAL BENEFITS FOR
  FIVE-YEAR AVERAGE                           SPECIFIED YEARS OF CREDITED SERVICE(1), (2)
     EARNINGS AT        ----------------------------------------------------------------------------------------
    RETIREMENT(3)          10           15           20           25           30           35        40 OR MORE
  --------------------------------------------------------------------------------------------------------------
      $ 100,000         $ 20,000     $ 30,000     $ 40,000     $ 50,000     $ 52,500     $ 55,000      $ 57,500
        150,000           30,000       45,000       60,000       75,000       78,750       82,500        86,250
        200,000           40,000       60,000       80,000      100,000      105,000      110,000       115,000
        250,000           50,000       75,000      100,000      125,000      131,250      137,500       143,750
        300,000           60,000       90,000      120,000      150,000      157,500      165,000       172,500
        350,000           70,000      105,000      140,000      175,000      183,750      192,500       201,250
        400,000           80,000      120,000      160,000      200,000      210,000      220,000       230,000
        450,000           90,000      135,000      180,000      225,000      236,250      247,500       258,750
        500,000          100,000      150,000      200,000      250,000      262,500      275,000       287,500
        550,000          110,000      165,000      220,000      275,000      288,750      302,500       316,250
        600,000          120,000      180,000      240,000      300,000      315,000      330,000       345,000
        650,000          130,000      195,000      260,000      325,000      341,250      357,500       373,750
        700,000          140,000      210,000      280,000      350,000      367,500      385,000       402,500

- - ---------------

(1) The amounts set out above are based on the benefits under a straight life annuity to a participant retiring at age 65 on March 1, 1994. The amounts shown are to be reduced for offsetting amounts to be paid as social security benefits and benefits payable under Master Annuity Contracts (purchased upon termination of prior Retirement Plans).
(2) Under Section 415(b) of the Internal Revenue Code, as amended, the maximum benefit payable under the Master Annuity Contracts (purchased upon termination of prior Retirement Plans) and the Blount Retirement Plan to an employee retiring at age 65 in 1994 is $118,800 ($115,641 for 1993), an amount which may change each year in accordance with a determination made by the Commissioner of the Internal Revenue Service. In addition, Section 401(a)(17) of the Internal Revenue Code, as amended, limits the amount of an employee's compensation which may be taken into account under the Blount Retirement Plan to $150,000 for 1994 ($235,840 for 1993), an amount which also may change each year in accordance with a similar determination. These limitations have been disregarded for the purposes of this table since the amount of the benefit payable in excess of the limitation is covered by the Blount, Inc. and Subsidiaries Supplemental Retirement Benefit Plan (the "Excess Benefit Plan").
(3) Earnings covered by the Blount Retirement Plan are based on the participant's base salary or wages.

     The years of benefit service used to determine benefits under the Blount Retirement Plan and the Master Annuity Contracts (purchased upon termination of prior Retirement Plans) as of February 28, 1994, for the persons named in the Summary Compensation Table are: Mr. Blount -- 48 years; Mr. Panettiere -- 2 years; Mr. Osterman -- 24 years; Mr. Layman -- 1 year; and Mr. McInnes -- 20 years.

              EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
                         CHANGE-IN-CONTROL ARRANGEMENTS

EXECUTIVE BENEFIT LIFE INSURANCE AND SUPPLEMENTAL RETIREMENT PLAN

     On September 22, 1980, the Board adopted, effective August 1, 1980, an Executive Benefit Life Insurance and Supplemental Retirement Plan (the "Keyman Insurance Plan") for key executive officers of the Corporation and its divisions and subsidiaries. Eligibility is determined by the Compensation and Management Development Committee of the Board. Each participating executive officer has the opportunity to obtain life insurance that will pay to the named beneficiary in the event of the executive officer's death while employed by the Corporation or one of its divisions or subsidiaries as a fulltime permanent employee, an amount equal to 2 1/2 times the executive officer's annual compensation (base salary as of August 1 of each year plus the amount of the most recent bonus, if any, paid under the Corporation's Annual Target Incentive Plan) at the time of the executive officer's death (the "Death Benefit"). The excess of the face amount of the policy over the Death Benefit is paid to the Corporation. The Corporation has ownership rights in the policy, except that the executive officer has the right to change the beneficiary designation for the amount of the Death Benefit. All dividends declared on the policy shall be applied at the option of the Corporation to purchase additional paid-up insurance on the life of the executive officer or to reduce the premiums on the policy. The Corporation pays all premiums due on the policies.

     If the executive officer retires directly from permanent full-time employment with the Corporation or one of its divisions or subsidiaries, under certain circumstances and subject to the election by the executive officer, the Corporation, after withdrawing the cash value, will assign its rights in the policy to the executive officer. In lieu of the Corporation's assignment of its rights in the policy, the executive officer may elect to receive an optional supplemental retirement benefit payable by the Corporation instead of all or a portion of any interest the executive officer or his beneficiary or beneficiaries may otherwise be entitled to under the policy, and the Death Benefit will terminate. If the executive officer retires prior to age 65, he or she may elect a supplemental retirement benefit commencing upon such retirement date, but the benefit will be reduced based on a formula.

     Should the executive officer upon retirement at age 65 elect to receive a supplemental retirement benefit under the Keyman Insurance Plan and based on the amount of life insurance in force at the end of Fiscal 1994, the persons named in the Summary Compensation Table would receive the following annual payments from the Corporation for 15 years in addition to the benefits payable under the Master Annuity Contract, the Excess Benefit Plan and any Supplemental Executive Retirement Plan: Mr. Blount -- $280,000; and Mr. McInnes -- $89,460. Messrs. Layman, Osterman and Panettiere do not participate in the Keyman Insurance Plan.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS

     The Corporation has a Supplemental Executive Retirement Plan for Winton M. Blount effective January 1, 1989, that provides him with (i) a normal retirement benefit from the Master Annuity Contract (purchased upon termination of the prior Retirement Plan) and the Blount Retirement Plan, including future amendments or restatements adopted and effective during the employment of Mr. Blount, if such plans did not contain the limitation on compensation imposed by
Section 401(a)(17) and the limitation on benefits imposed by Section 415(b) of the Internal Revenue Code, as amended, less any retirement benefit payable under the Master Annuity Contract, the Blount Retirement Plan and the Excess Benefit Plan, and (ii) a pre-retirement death benefit payable to Mr. Blount's designated beneficiary under the Master Annuity Contract and the Blount Retirement Plan if such plans did not contain the limitation on compensation imposed by Section 401(a)(17) and the limitation on benefits imposed by Section 415(b) of the Internal Revenue Code, as amended, less any pre-retirement death benefit that Mr. Blount's designated beneficiary receives under the Master Annuity Contract, the Blount Retirement Plan and the Excess Benefit Plan. This Plan is administered by the Board or, at its discretion, the Compensation and Management Development Committee of the Board. This Plan may be amended from time to time in any respect with the consent of the other party, but it cannot be terminated without the consent of the Board or its designated committee and Mr. Blount. No benefits are projected to be payable to Mr. Blount under this Plan.

     The Corporation has a Supplemental Executive Retirement Plan for John M. Panettiere effective May 1, 1992, that provides him with a retirement benefit equal to the benefit guaranteed to a vested employee calculated under the provisions of the Blount Retirement Plan in effect on January 1, 1992 (excluding the limitation on compensation imposed by Section 401(a)(17) of the Internal Revenue Code, as amended) including any future amendments or restatements adopted and effective during the period of employment of Mr. Panettiere, on the earlier of Mr. Panettiere's normal retirement date or termination date based on the schedule of years of benefit service granted to him under this Plan on that date less any retirement benefits payable under the Blount Retirement Plan, the Excess Benefit Plan and the retirement income actually paid to Mr. Panettiere under any pension plan maintained by a former employer of Mr. Panettiere. This Plan is administered by the Board or, at its discretion, the Compensation and Management Development Committee of the Board. This Plan may be amended from time to time in any respect with the consent of the other party, but it cannot be terminated without the consent of the Board or its designated committee and Mr. Panettiere. At the discretion of the Board and after timely notice to Mr. Panettiere, rights to receive any benefits under this Plan may be forfeited, suspended, reduced or terminated by the Board if it determines in good faith that good cause as defined in this Plan has been shown. The projected annual benefit payable to Mr. Panettiere under this Plan, in addition to the benefits payable under the Blount Retirement Plan, the Excess Benefit Plan and the retirement income payable under any pension plan maintained by a former employer of Mr. Panettiere, is $164,067.

OMARK SUPPLEMENTAL RETIREMENT PLAN

     The Corporation sponsors a Supplemental Retirement Plan for the key management employees of its Oregon Cutting Systems Division, Sporting Equipment Division, and Forestry and Industrial Equipment Division (the "Omark Supplemental Retirement Plan"), which was originally adopted by a predecessor corporation, effective July 1, 1979. The Omark Supplemental Retirement Plan provides a supplemental retirement benefit to participants equal to the excess, if any, of (i) 50% of the participant's highest 5-year average base salary during the last 10 years of employment before age 65, over (ii) the aggregate amount available to the participant under the other benefit plans of the divisions and one-half the primary social security benefit. The Omark Supplemental Retirement Plan provides for retirement at an earlier age at reduced benefits. The Omark Supplemental

Retirement Plan may be revised or terminated by the Board. Mr. Osterman named in the Summary Compensation Table participates in the Omark Supplemental Retirement Plan. No benefits are projected to be payable under this Plan.

OMARK RETIREMENT PROTECTION PLAN

     The Corporation sponsors a Retirement Protection Plan (the "Omark Protection Plan") for the employees of its Oregon Cutting Systems Division, Sporting Equipment Division, and Forestry and Industrial Equipment Division, which was originally adopted by a predecessor corporation, effective November 1, 1983. Participation in the Omark Protection Plan is automatic if the amount of an individual's benefit under the Omark Retirement Plan, which was funded by the Corporation prior to its termination on July 27, 1985, is reduced as a result of any deferral of compensation pursuant to the Omark Deferred Plan, which was terminated effective December 31, 1986. Benefits under the Omark Protection Plan are limited to the amount of any reduction of benefits under the Master Annuity Contracts (purchased upon termination of the Omark Retirement Plan) or the Pre-1992 Omark Retirement Plan as a result of any deferral of compensation pursuant to the Omark Deferred Plan prior to its termination. If the benefits that are actually due under the Master Annuity Contracts or the Blount Retirement Plan are not reduced, then no benefits are due under the Omark Protection Plan. The Board may terminate or amend the Omark Protection Plan on the first day of any month by giving notice to the participants. Such termination shall not affect the rights of participants under the Omark Protection Plan as of such date of termination. The Omark Protection Plan is unfunded and amounts due the participants covered thereby are general obligations of the Corporation. Mr. Osterman named in the Summary Compensation Table participates in the Omark Protection Plan. No benefits are projected to be payable under this Plan.

OMARK SALARY CONTINUATION PLAN

     The Corporation sponsors a Salary Continuation Plan for the employees of its Oregon Cutting Systems Division, Sporting Equipment Division, and Forestry and Industrial Equipment Division, who participated in the former Management Award Plan of the divisions, which was originally adopted by a predecessor corporation, effective January 1, 1985. The Salary Continuation Plan provides the beneficiaries of the participants with a continuation of 2 years of annual salary when death occurs. The Board may at any time terminate or amend the Salary Continuation Plan. Participation in the Salary Continuation Plan was frozen effective February 28, 1990. The Salary Continuation Plan is unfunded and amounts due the beneficiaries of the participants covered thereby are general obligations of the Corporation. Mr. Osterman named in the Summary Compensation Table participates in the Salary Continuation Plan.

SUPPLEMENTAL RETIREMENT AND DISABILITY PLAN

     The Corporation has a Supplemental Retirement and Disability Plan (the "Retirement and Disability Plan") for the employees of the Corporation's corporate office effective as of January 1, 1992 (adopted by the Board on November 25, 1991). Each person who was an eligible employee of the corporate office on December 31, 1991 and whose annual earnings were at least $90,000, became a participant in the Retirement and Disability Plan on January 1, 1992 or will become a participant on the first day thereafter on which he or she becomes an eligible employee of the corporate office. The Retirement and Disability Plan provides that, at the time a participant ceases to be an eligible employee, if his or her retirement benefit under the Blount Retirement Plan is less than the retirement benefit to which such participant would have been entitled at the time he or she ceased to be an eligible employee if the Pre-1992 Blount Retirement Plan had continued in effect without amendment, then such participant shall be entitled to a supplemental retirement benefit under the Retirement and Disability Plan which has an actuarial value equal to the excess, if any, of (i) the actuarial value of the retirement benefit to which the participant would have been entitled had the Pre-1992 Blount Retirement Plan continued in effect over (ii) the actuarial value of his or her retirement benefit under the Blount Retirement Plan, as amended and in effect at the time he or she ceases to be an eligible employee. If such participant dies under circumstances entitling his or her spouse to a benefit under the Blount Retirement Plan, as in effect at the date of his or her death, such spouse shall be entitled to receive a benefit having the actuarial value equal to the excess, if any, of (i) the actuarial value of the benefit to which such spouse would have been entitled had the Pre-1992 Blount Retirement Plan continued in effect over (ii) the actuarial value of the benefit to which such spouse is entitled under the Blount Retirement Plan, as in effect at the date of the participant's death. Payment of any supplemental retirement benefit hereunder shall be made in the same form as is payment of the corresponding benefit under the Blount Retirement Plan.

     The Retirement and Disability Plan also provides that a participant who ceases active work as a result of his or her inability to perform the duties of his or her occupation because of disease or accidental bodily injury while an eligible employee shall be entitled to receive a monthly disability benefit on the 1st day of the 7th month following the month during which the participant ceased to be an active eligible employee and terminating on the earlier of the 1st day of the calendar month in which the participant dies or the 1st day of the 29th calendar month following the calendar month in which the participant ceases to be an active eligible employee. The amount of each such monthly payment during this period shall be equal to (i) 40% of the sum of the participant's earnings less 50% of the participant's monthly social security disability benefit, less (ii) the monthly benefit payable to the participant under the long-term disability component of the Blount, Inc. Welfare Benefit Plan. If a participant becomes disabled while an active eligible employee, he or she shall be entitled to receive a long-term disability supplement commencing on the 1st day of the 30th month following the month in which the participant ceases to be an active eligible employee and terminating on the 1st day of the calendar month in which the participant dies. No such supplement shall be payable during any month ending prior to the participant's normal retirement date during which the participant does not receive a social security disability benefit. The payment is based on a formula set forth in this plan. The Retirement and Disability Plan may be amended, suspended, or terminated in whole or in part at any time by action of the Board without affecting prior rights accrued under this Plan. Messrs. Blount, Layman, McInnes and Panettiere named in the Summary Compensation Table participate in the Retirement and Disability Plan. No benefits are projected to be payable under this Plan.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Corporation has an Employment Agreement with John M. Panettiere, President and Chief Executive Officer, effective May 1, 1992. Pursuant to the terms of the Employment Agreement, Mr. Panettiere is entitled to receive an initial annual base salary of $400,000; participate in the Corporation's Annual Target Incentive Plan with a guaranteed bonus of not less than $150,000 for Fiscal 1993 and Fiscal 1994; and be provided an option to purchase 100,000 shares of the Corporation's Class A Common Stock. He is entitled to participate in the Corporation's Executive Life Insurance Program and all other health and welfare benefits generally available to executive officers of the Corporation. Upon retirement at age 65, he is entitled to receive a retirement benefit of 50% of his final average earnings less any benefits payable under the Blount Retirement Plan, the Excess Benefit Plan, and the retirement income payable under any pension plan maintained by a former employer.

     The term of the Employment Agreement is for 5 years and will be extended 1 day for each day Mr. Panettiere is employed until he attains age 60. If Mr. Panettiere's employment is terminated by the Corporation for any reason except for Cause, as defined in the Employment Agreement, the Corporation will pay his base salary and benefits for 36 months offset by any salary and benefits earned in subsequent employment during the 36-month payment period. In the event of a Change of Control (as defined in the Employment Agreement) or change in ownership of the Corporation or upon the death of Winton M. Blount, Chairman of the Board, a severance payment may be exercised at Mr. Panettiere's option within 24 months of the date of the event giving rise to such severance payment and be equal to 3 times Mr. Panettiere's average base salary received for the immediately preceding 5 years payable in a lump sum within 30 days of the severance event or in such manner as the Corporation and Mr. Panettiere may agree. Mr. Panettiere is prohibited from entering into or engaging in the design, manufacture, or marketing of any products similar to those produced or offered by the Corporation for a period of 5 years after the date of termination of his employment under the Employment Agreement and he is prohibited from disclosing any confidential or proprietary information of the Corporation following his termination of employment without the prior written consent of the Chairman of the Board of the Corporation.

     The Corporation has an Employment Agreement with Harold E. Layman, Senior Vice President and Chief Financial Officer, effective January 1, 1994. Pursuant to the terms of the Employment Agreement, Mr. Layman is entitled to the compensation in effect on the effective date of the Employment Agreement and as may be adjusted from time to time by the President and Chief Executive Officer and approved by the Compensation and Management Development Committee of the Board. Mr. Layman is entitled to the benefits in effect on the effective date of the Employment Agreement generally provided by the Corporation to its similarly situated Executives and as may be adjusted or eliminated at management's discretion.

     The term of the Employment Agreement shall be for a period beginning on the effective date and ending 2 years prior to Mr. Layman's 65th birthday. The Employment Agreement may be terminated by Mr. Layman or the Corporation upon 30 days written notice. If Mr. Layman's employment is terminated by the Corporation for reasons other than normal retirement, death, total disability, Cause (as defined in the Employment Agreement) or voluntary termination, the Corporation will make payments to him equal to 2 times his base salary during the preceeding 12 months. The payments will be made in 24 equal monthly payments following the termination date and will be forfeited if Mr. Layman accepts employment with a competitor or its affiliated entities during the severance payment period. After age 55, any severance payments due Mr. Layman under the Employment Agreement will be offset by any consulting fees paid by the Corporation after his termination and any retirement income payable under the Blount Retirement Plan and the Excess Benefit Plan. In the event of a Change of Control (as defined in the Employment Agreement), Mr. Layman may, at his option, decide to leave the Corporation and be paid severance pay as though he were terminated by the Corporation.

     Mr. Layman is prohibited, during the period beginning on the effective date of the Employment Agreement and ending 2 years following his termination of employment, from hiring or soliciting any employees of the Corporation or any of its affiliates to work for any person or company then in competition with the Corporation or any of its affiliates, or, directly or indirectly, soliciting or attempting in any manner to persuade or influence any present, future or prospective customer or client of the Corporation or any of its affilitates to divert his or its purchases of products or services from the Corporation or any of its affilitates to any person or company then in competition with the Corporation or any of its affiliates. Mr. Layman is prohibited from disclosing or furnishing information about the Corporation's business to any third party except as specifically authorized by management of the Corporation or as may reasonably be necessary to carry out his duties or as demanded by a subpoena duly served.

     The Corporation has an Employment Agreement with D. Joseph McInnes, Senior Vice President -- Administration and Secretary, effective March 31, 1992. Pursuant to the terms of the Employment Agreement, Mr. McInnes is entitled to the compensation in effect on the effective date of the Employment Agreement and as may be adjusted from time to time by the President and Chief Executive Officer and approved by the Compensation and Management Development Committee of the Board. Mr. McInnes is entitled to the benefits in effect on the effective date of the Employment Agreement generally provided by the Corporation to its similarly situated Executives and as may be adjusted or eliminated at management's discretion.

     The term of the Employment Agreement is for 5 years and shall be extended 1 day for each day Mr. McInnes is employed until he attains age 60. The Employment Agreement may be terminated by Mr. McInnes or the Corporation upon 30 days written notice. If Mr. McInnes' employment is terminated by the Corporation for reasons other than normal retirement, death, total disability, Cause (as defined in the Employment Agreement), or voluntary termination, the Corporation will make payments to him equal to 3 times his base salary during the preceeding 12 months. The payments will be made in 36 equal monthly payments following the termination date and may be terminated if Mr. McInnes accepts employment with a competitor or its affiliated entities during the severance payment period. All benefits and perquisites in effect on the effective date of the Employment Agreement and as improved or increased from time to time shall continue during any severance period.

     In the event of a Change of Control (as defined in the Employment Agreement), a severance payment may be exercised at the option of Mr. McInnes and shall be an amount equal to the lesser of the following less one dollar: (i) 3 times the average base salary Mr. McInnes received for the immediate preceding 5 calendar years or (ii) the maximum amount which may be paid to Mr. McInnes without constituting an Excess Parachute Payment as defined in Section 280G of the Internal Revenue Code, as amended. The severance payment shall be paid in a single lump sum to Mr. McInnes not later than 30 days after the termination occurs or it may be paid in any other manner in which the Corporation and Mr. McInnes agree.

     Mr. McInnes is prohibited, during the period beginning on the effective date of the Employment Agreement and ending 3 years following his termination of employment, from hiring or soliciting any employees of the Corporation or any of its affiliates to work for any person or company then in competition with the Corporation or any of its affiliates, or, directly or indirectly, soliciting or attempting in any manner to persuade or influence any present, future or prospective customer or client of the Corporation or any of its affiliates to divert his or its purchases of products or services from the Corporation or any of its affiliates to any person or company then in competition with the Corporation or any of its affiliates. Mr. McInnes is prohibited from disclosing or furnishing information about the Corporation's business to any third party except as specifically authorized by management of the Corporation or as may reasonably be necessay to carry out his duties or as demanded by a subpoena duly served.

                               PERFORMANCE GRAPH

     Rules adopted by the Securities and Exchange Commission require that the Corporation include in the proxy statement a line-graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with the cumulative return of a broad equity market index that includes companies whose equity securities are traded on the same exchange and either a published industry index or an index of peer companies selected by the Corporation. Since the Corporation is not included in the Standard and Poor's 500 Stock Index and its equity securities are traded on the American Stock Exchange, the American Stock Exchange Market Value Index was selected as the broad equity market index. Last year, the Corporation chose a group of 18 construction and manufacturing companies that have operations in those industries in which the Corporation competes as its peer group for purposes of this performance comparison. A list of these companies ("Prior Peer Group") follows the graph below. During Fiscal 1994 the Corporation discontinued its construction operations and the financial results from such operations are included in the Corporation's Financial Statements as discontinued operations. As a result, the Corporation deleted the 8 construction related companies from the Prior Peer Group to form a New Peer Group of 10 manufacturing companies that have operations in those industries in which the Corporation competes for purposes of this performance comparison. A list of the companies in the New Peer Group follows the graph below. The Cumulative Total Return for both peer groups are included in the graph for comparative purposes.

             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
           BLOUNT, INC., AMERICAN STOCK EXCHANGE MARKET VALUE INDEX,
                     PRIOR PEER GROUP AND A NEW PEER GROUP

      MEASUREMENT PERIOD         BLOUNT, INC.,   ASE MKT. VAL.    PRIOR PEER     NEW PEER GRO
    (FISCAL YEAR COVERED)           CLASS A          INDEX           GROUP            UP
1989                                    100.00          100.00          100.00          100.00
1990                                     93.04          112.29          121.98          112.20
1991                                    116.67          114.35          119.02           96.34
1992                                     70.56          128.45          102.44           94.97
1993                                    132.05          122.50          113.02          102.96
1994                                    289.68          142.70          166.39          174.04

- - ---------------

(1) The companies in the Prior Peer Group are as follows: Actava Group, Inc. (formerly Fuqua Industries, Inc.), Guy F. Atkison Company, Caterpillar, Inc., Clark Equipment Co., Deere & Co., Foster Wheeler Corp., Halliburton Co., Jacobs Engineering Group, Inc., Kaydon Corp., Kennametal Inc., Morrison-Knudsen Corp., Navistar International Corp., Perini Corp., Regal-Beloit Corp., Stone & Webster Inc., Terex Corp., The Toro Co., and Turner Corp.
(2) The companies in the New Peer Group are as follows: Actava Group, Inc., Caterpillar, Inc., Clark Equipment Co., Deere & Co., Kaydon Corp., Kennametal Inc., Navistar International Corp., Regal-Beloit Corp., Terex Corp., and the Toro Co.
(3) The comparison of total return on investment (change in year-end stock price plus reinvested dividends) for each of the periods assumes that $100 was invested on February 28, 1989 in each of Blount, Inc., the ASE Market Value Index, the Prior Peer Group, and the New Peer Group, with investment weighted on the basis of market capitalization.

                           INDEBTEDNESS OF MANAGEMENT

     In connection with the employment of Harold E. Layman as Senior Vice President and Chief Financial Officer of the Corporation in January 1993, the Corporation made an interest-free loan to him in December 1992 for the purchase of a home in Montgomery, Alabama pending sale of his home in another city. The largest aggregate amount of such indebtedness outstanding at any time in Fiscal 1994 was $414,030. The loan was paid in August 1993.

                               FILING DISCLOSURE

     Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require the Corporation's directors, executive officers and persons who beneficially own more than 10% of any class of equity securities of the Corporation to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange and to furnish the Corporation with copies.

     Based on the review of copies of such forms received by it, or written representations from certain reporting persons, the Corporation believes that, during the last fiscal year all filing requirements applicable to its directors, officers and greater than 10% beneficial owners were complied with except as follows:

          (a) Joseph W. Blount, a director of HBC, Incorporated which is a greater than 10% beneficial owner, failed, due to his being out of the country, to timely file his Form 4 for February 1994. The report was mailed to the SEC on March 21, 1994.

          (b) Thomas J. Fruechtel, President of the Sporting Equipment Division of the Corporation, failed, due to administrative oversight, to timely file a Form 3 for his appointment as President of the Division on March 1, 1993. The Form 3 was mailed to the SEC on April 27, 1993. Mr. Fruechtel also failed, due to administrative oversight, to timely file his Form 4 for June 1993. The Form 4 was mailed to the SEC on July 13, 1993.

          (c) Donald B. Zorn, President of the Forestry and Industrial Equipment Division of the Corporation, failed, due to administrative oversight, to timely file a Form 3 for his appointment as President of the Division on January 12, 1994. The Form 3 was mailed to the SEC on January 24, 1994.

                     CERTAIN TRANSACTIONS AND OTHER MATTERS

     During Fiscal 1994, the Corporation made cash contributions of $566,000 to The Blount Foundation, Inc., a charitable foundation. D. Joseph McInnes is President and a director; Katherine Blount Miles is Vice President, Treasurer and a director; and Winton M. Blount is a director of The Blount Foundation, Inc.

     To secure certain personal indebtedness, Winton M. Blount has pledged to banks the controlling shares of HBC, Incorporated ("HBC") stock and certain shares of Class A and Class B Common Stock of the Corporation. In the event of default in certain of Mr. Blount's personal indebtedness, a change in control of the Corporation could occur. Mr. Blount has advised the Corporation that he believes the likelihood of a change in control under such circumstances is remote.

            APPROVAL OF THE 1994 BLOUNT EXECUTIVE STOCK OPTION PLAN

                                   PROPOSAL 2

     The Board adopted, subject to approval by the stockholders of the Corporation, a new stock option plan entitled the 1994 Blount Executive Stock Option Plan (the "1994 ESO Plan"), the full text of which is set forth in Exhibit A hereto. The 1994 ESO Plan became effective upon its approval by the Board on January 24, 1994, subject to the approval by the stockholders.

     The 1994 ESO Plan contemplates the grant of the right to purchase shares of Class A Common Stock of the Corporation under Stock Option Agreements ("Options"). Subject to the usual antidilution provisions of stock splits, stock dividends, etc., the number of shares of Class A Common Stock which may be issued under the 1994 ESO Plan may not exceed 400,000 shares. The 1994 ESO Plan will be administered by the Compensation and Management Development Committee of the Board (the "Committee"), no member of which is eligible to participate in the 1994 ESO Plan. Those employees eligible to participate are any officer or other key management employee (approximately 100 persons) of the Corporation and its divisions and subsidiaries. The Committee will have sole discretion to determine from among eligible employees those to whom and the time or times at which Options may be granted, the number of shares of Class A Common Stock to be subject to each Option and the period for the exercise of such Options.

     The per share exercise price of the Class A Common Stock subject to each Option may not be less than the fair market value of such stock on the date the Option is granted. The market value of the Class A Common Stock was $35.4375 on April 29, 1994.

Options must be granted within 10 years from the effective date of the 1994 ESO Plan, and the period for the exercise of each Option cannot exceed 10 years from the date of grant.

     No Option may be exercised unless and until the optionee has remained in the employ of the Corporation or its divisions and subsidiaries for 1 year from the date of grant, except in the case of death, as described below. No Option will be transferable by an optionee other than by will or the laws of descent and distribution. During the lifetime of an optionee, the Option will be exercisable only by the optionee.

     In the event an optionee's employment is terminated with or without cause, or by the act of the optionee including death, before his or her Option has been in effect for 1 year, the optionee's right to exercise such Incentive Option shall terminate and all rights thereunder shall cease. In the event an optionee's employment is terminated with or without cause, or by the act of the optionee including death, after his or her Option has been in effect for 1 year, the optionee will have 3 months, except in the case of death as described below, after such termination within which to exercise such Option to the extent it was exercisable at the date of such termination.

     In the event of the death of an optionee, the executor or administrator of the estate of the optionee or the person or persons to whom the Option shall have been validly transferred by the executor or the administrator pursuant to a will or the laws of descent and distribution shall have the right for 1 year following the date of death to exercise the optionee's Option to the extent it was exercisable at the date of death, but not to exceed the original expiration date of the Option.

     During Fiscal 1994, Options to purchase 358,333 shares of Class A Common Stock of the Corporation were granted, subject to approval of the 1994 ESO Plan by the stockholders of the Corporation, to 7 key management employees of the Corporation and its divisions and subsidiaries as follows:

                    1994 BLOUNT EXECUTIVE STOCK OPTION PLAN

                                                                                                NUMBER OF
                                        NAME AND POSITION                                       OPTIONS(1)
    ------------------------------------------------------------------------------------------  ----------
    PERSONS NAMED IN THE SUMMARY COMPENSATION TABLE
    Winton M. Blount, Chairman and CEO to June 1993, Chairman thereafter                                0
    John M. Panettiere, President and COO to June 1993, President and CEO thereafter              100,000
    James S. Osterman, President of the Oregon Cutting Systems Division                            50,000
    Harold E. Layman, Senior Vice President and Chief Financial Officer                            50,000
    D. Joseph McInnes, Senior Vice President -- Administration and Secretary                       50,000
    OTHER PERSONS WHO RECEIVED 5% OR MORE OF SUCH OPTIONS
    Thomas J. Fruechtel, President of the Sporting Equipment Division                              50,000
    Frank H. McFadden, Executive Vice President and General Counsel                                33,333
    K. O. Dixon, president of Dixon Industries, Inc., a Subsidiary                                 25,000
    Executive Officers as a Group                                                                 358,333
    Directors who are not Executive Officers as a Group                                                 0
    All Employees, including Officers who are not Executive Officers as a Group                         0

- - ---------------

(1) See the schedule of Options Granted in Last Fiscal Year on page 14 for additional information regarding these options.

FEDERAL INCOME TAX CONSEQUENCES

     Options granted under the 1994 ESO Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422A of the U.S. Internal Revenue Code, as amended.

     Under current federal tax law, there are no tax consequences to either the Corporation or the optionee upon grant of the Option. Upon exercise of the Option, the excess of the fair market value of the Class A Common Stock acquired over the option price is taxable to the optionee as compensation income and deductible by the Corporation. The tax basis for the stock acquired by the optionee is the option price plus such taxable excess. When an optionee disposes of shares acquired upon exercise of the option, any amount received in excess of the tax basis of the shares will be treated as capital gain and will either be long-term or short-term, depending on the holding period of the shares. The holding period commences on the date of exercise of the option. If the amount received on sale is less than the tax basis of the shares, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

MANAGEMENT RECOMMENDATION

     By affording key management employees of the Corporation and its divisions and subsidiaries an opportunity to acquire or increase their equity interest in the Corporation and by thus encouraging such employees to become owners of the Corporation's Class A Common Stock, the Corporation seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Corporation in large measure depends. For this reason, the management of the Corporation recommends to the stockholders of the Corporation that they vote FOR approval of the 1994 ESO Plan.

VOTE REQUIRED

     The affirmative vote of the majority of the stock having voting power present in person or represented by proxy at the Annual Meeting of Stockholders is required for approval of the 1994 ESO Plan. Proxies solicited hereby will be voted FOR the proposal unless a vote against the proposal or abstention is specifically indicated.

           APPROVAL OF THE EXECUTIVE MANAGEMENT TARGET INCENTIVE PLAN

                                   PROPOSAL 3

     The Board adopted, subject to approval by the stockholders of the Corporation, a new performance based incentive plan for senior executive officers entitled the Executive Management Target Incentive Plan (the "Executive Incentive Plan"), the full text of which is set forth in Exhibit B hereto. The Executive Incentive Plan became effective as of March 1, 1994 upon its approval by the Board on April 13, 1994, but no payments may be made under the Executive Incentive Plan unless it is approved by the stockholders.

     The Executive Incentive Plan provides for the payment of a monetary award ("Target Award") to participants based upon the achievement of a targeted performance goal set by the Compensation and Management Development Committee of the Board (the "Committee") and communicated annually to participants before the beginning of the fiscal year of the Corporation, except that the performance goal for the fiscal year beginning March 1, 1994 was communicated to participants prior to March 31, 1994. The Executive Incentive Plan will be administered by the Committee, no member of which is eligible to participate in the Executive Incentive Plan. Participation in the Executive Incentive Plan is limited to the Chairman of the Board and the President and Chief Executive Officer of the Corporation (2 persons).

     The Executive Incentive Plan provides that the Corporation's income after income taxes but before extraordinary items, discontinued operations and the cumulative effect of accounting changes as reported each year in the Annual Report to Shareholders shall be the performance goal used to determine if a Target Award is earned under the Executive Incentive Plan. The performance goal established by the Committee will be expressed in terms of a minimum performance goal, targeted performance goal and maximum performance goal.

     Target Awards are stated in terms of a percent ("Target Bonus Percent") times a participant's annual base salary paid during a fiscal year of the Corporation. The Target Bonus Percent for the Chairman of the Board and for the President and Chief Executive Officer is 65% of base salary. Participants can earn from 80% (minimum threshold) to 200% (maximum award) of a Target Award based on the percent of the targeted performance goal achieved for the fiscal year. No Target Award is payable under the Executive Incentive Plan if actual income as defined above for a given fiscal year is less than 80% of the targeted performance goal established by the Committee. The maximum payment to all participants in any fiscal year of the Corporation cannot exceed $2 million divided equally among the participants. The Committee shall determine that the performance goal that warrants payment under the Executive Incentive Plan has been met and approve any payment due.

     Assuming all other Award requirements are met and subject to approval by the Committee, pro rata Target Awards for any fiscal year will be made to participants who are (i) appointed to participate after the beginning of a fiscal year; (ii) placed on unpaid leave of absence because of disability or for personal reasons after the beginning of a fiscal year; (iii) demoted or removed as a participant after the beginning of a fiscal year; (iv) transferred to a position which does not qualify as a participant after the beginning of a fiscal year; or (v) retired after the beginning of a fiscal year.

     In the event of death of a participant during a fiscal year, a pro rata award will be paid to the participant's beneficiary if all other Target Award requirements are met. No Target Award, pro rata or complete, will be paid to a participant who is discharged for cause or voluntarily leaves the Corporation prior to the end of a fiscal year. The Executive Incentive Plan shall remain in effect for a period of 5 years from March 1, 1994 unless terminated earlier by the Committee.

     The potential Target Awards for the 2 participants in the Executive Incentive Plan for the fiscal year beginning March 1, 1994 based on the annual salary then in effect and assuming the targeted performance goal for the year is met are as follows:

                   EXECUTIVE MANAGEMENT TARGET INCENTIVE PLAN

                                       NAME AND POSITION                                     TARGET AWARD($)
    ---------------------------------------------------------------------------------------  ---------------
    PERSONS NAMED IN THE SUMMARY COMPENSATION TABLE
    Winton M. Blount, Chairman of the Board                                                      442,000
    John M. Panettiere, President and CEO                                                        357,500

MANAGEMENT RECOMMENDATION

     By affording the Chairman of the Board and the President and CEO who, by the nature of their duties, are in a position to contribute to the successful annual performance of the Corporation an opportunity to receive monetary awards for the achievement of annual performance goals, the Corporation seeks to enhance the interest of its executive management, provide competitive incentive compensation consistent with targeted performance goals, and to grow and build shareholder value as a result of achieving desired financial and other strategic goals and growth rates above the average of the Corporation's peer group. For these reasons, the management of the Corporation recommends to the stockholders of the Corporation that they vote FOR approval of the Executive Incentive Plan.

VOTE REQUIRED

     The affirmative vote of the majority of the stock having voting power present in person or represented by proxy at the Annual Meeting of Stockholders is required for approval of the Executive Incentive Plan. Proxies solicited hereby will be voted FOR the proposal unless a vote against the proposal or abstention is specifically indicated.

                 RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS

                                   PROPOSAL 4

     Upon recommendation of the Audit Committee, the Board has appointed the firm of Coopers & Lybrand as its independent auditors for the fiscal year ending February 28, 1995. Although stockholder ratification is not required, the Board has determined that it would be desirable to request an expression from the stockholders as to whether or not they concur in the foregoing appointment.

     Coopers & Lybrand has served as auditors of the consolidated financial statements of the Corporation and its divisions and subsidiaries from year to year since 1972. The Corporation has been advised by Coopers & Lybrand that they do not have any direct financial interest or any material indirect financial interest in the Corporation or any of its divisions or subsidiaries, and that during the above time, Coopers & Lybrand has not had any connection with the Corporation or its divisions or subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     Representatives of Coopers & Lybrand and of the Audit Committee of the Board will be present at the Meeting and will have the opportunity to make a statement if they desire to do so. Those representatives will also be available to respond to appropriate questions.

     The Audit Committee of the Board approved all non-audit services rendered by Coopers & Lybrand during Fiscal 1994 and concluded that such services did not affect the independence of the auditors. The audit services provided by Coopers & Lybrand included the audit of the consolidated financial statements of the Corporation for Fiscal 1994, audit of certain subsidiary financial statements for Fiscal 1994, review of various filings with the Securities and Exchange Commission, and performance of such other appropriate auditing services as were required by management or the Board. The non-audit services include, among other things, tax services and special services regarding accounting issues.

     Coopers & Lybrand has advised that all professional services were provided at customary rates and terms.

     The Board recommends a vote FOR ratification of the appointment of Coopers & Lybrand as independent auditors for the Corporation for the fiscal year ending February 28, 1995. If the stockholders should not ratify the appointment of Coopers & Lybrand, the Board will reconsider the appointment.

                STOCKHOLDERS' PROPOSALS FOR 1995 ANNUAL MEETING

     Stockholders may present proposals which may be proper subjects for inclusion in the Proxy Statement and for consideration at the Annual Meeting of Stockholders. In order to be considered, proposals must be submitted on a timely basis. Proposals for the 1995 Annual Meeting of Stockholders must be received by the Corporation no later than February 1, 1995. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Corporation.

                              GENERAL INFORMATION

     The Board does not presently know of any other business to be presented at the Meeting. However, if any other matters properly come before the Meeting, the persons whose names appear on the enclosed form or forms of proxy will vote thereon in accordance with their best judgment.

     The expenses of soliciting proxies will be paid by the Corporation. In addition to the use of the mails, proxies may be solicited personally, or by telephone or facsimile, by directors, officers and regular employees of the Corporation and its divisions and subsidiaries, who, except for normal overtime pay in certain instances, will not receive additional compensation therefor. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of proxy soliciting materials to beneficial owners of the Corporation's Class A Common Stock and Class B Common Stock, and the Corporation will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                   By Order of the Board of Directors,

                                   D. Joseph McInnes
                                   Senior Vice President -- Administration
                                     and Secretary

Montgomery, Alabama
May 18, 1994

                                                                       EXHIBIT A

                                  BLOUNT, INC.
                    1994 BLOUNT EXECUTIVE STOCK OPTION PLAN

                                   ARTICLE I
                                  DEFINITIONS

SEC. 1.1 DEFINITIONS

     As used herein, the following terms shall have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

          (a) "Company" shall mean Blount, Inc., a Delaware corporation.

          (b) "Board" shall mean the Board of Directors of the Company.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Covered Employee" shall mean any individual who, as of the last day of the Company's taxable year, is either the Chief Executive Officer of the Company or is acting in such capacity, or is among the four highest compensated officers of the Company other than the Chief Executive Officer.

          (e) "Committee" shall mean the Compensation and Management Development Committee of the Board consisting of two (2) or more persons.

          (f) "Stock," with respect to each share to which that term refers, shall mean one (1) share of Class A Common Stock of the Company, par value $1.00 per share.

          (g) "Fair Market Value" shall mean the average of the highest price and the lowest price per share at which the Stock is sold in the regular way on the American Stock Exchange on the day an Option is granted hereunder or, in the absence of any reported sales on such day, the first preceding day on which there were such sales.

          (h) "Fundamental Change" shall mean any of the following events:

             (i) the sale by the Company of substantially all of its assets to a single purchaser or a group of associated or affiliated purchasers;

             (ii) the sale, exchange, or other disposition, in one transaction to an entity or entities not affiliated with the Company, of more than fifty percent (50%) of the outstanding common stock of the Company other than a sale, exchange, or disposition of the common stock of the Company resulting from a public or private offering of common stock or other security convertible into common stock of the Company which offering is sponsored or initiated by the Company and approved by the Board;

             (iii) the merger or consolidation of the Company in a transaction in which the stockholders of the Company receive less than fifty percent (50%) of the outstanding voting stock of the new or continuing entity; or

             (iv) a change in control of the Board as constituted on the date this is adopted by the Board.

          (i) "Option" shall mean an option to purchase Stock granted pursuant to the provisions of Article VI hereof.

          (j) "Optionee" shall mean an employee to whom an Option has been granted hereunder.

          (k) "Plan" shall mean the 1994 Blount Executive Stock Option Plan, the terms of which are set forth herein.

          (l) "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Stock hereunder.

          (m) "Subsidiary" shall mean any corporation, the majority of the outstanding capital stock of which is owned, directly or indirectly, by the Company.

                                   ARTICLE II
                                    THE PLAN

SEC. 2.1 NAME

     This plan shall be known as the "1994 Blount Executive Stock Option Plan".

SEC. 2.2 PURPOSE

     The purpose of the Plan is to advance the interests of the Company and its stockholders by affording to key management employees of the Company and its subsidiaries an opportunity to acquire or increase their proprietary interest in the Company and to allow such employees to benefit directly from improved performance of the Company by the grant to such employees of Options under the terms set forth herein. By thus encouraging such employees to become owners of the Company stock and allowing them to benefit directly from improved performance of the Company, the Company seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends. The Options granted under this Plan are not intended to qualify as incentive stock options under Section 422 of the Code.

SEC. 2.3 EFFECTIVE DATE

     The Plan shall be deemed adopted and shall become effective upon its approval by the Board subject to its subsequent approval within 12 months of adoption by the Board by the stockholders of the Company at an annual or special meeting of the stockholders of the Company. No option granted hereunder may become exercisable unless and until such approval is obtained. Any subsequent amendments to the Plan requiring the consent of the stockholders of the Company shall become effective upon approval of such amendments by the Board and by the affirmative vote of the majority of the outstanding shares of Stock of the Company at any annual or special meeting of the stockholders of the Company and, if necessary, upon the filing of appropriate certificates of amendment to the Certificate of Incorporation of the Company with the appropriate authorities in the State of Delaware.

                                  ARTICLE III
                                  PARTICIPANTS

SEC. 3.1 ELIGIBILITY

     Any officer or other key management employee of the Company or its subsidiaries shall be eligible to participate in the Plan; provided, however, that no member of the Committee shall be eligible to receive equity securities or options of the Company under the Plan or equity securities or options of the Company under any other plan of the Company while serving on the Committee or for a period of one year prior to serving on the Committee, except to the extent permitted and still retain qualification of the Plan for exemption from the provisions of Section 16(b) of the Securities Exchange Act of 1934 under Rule 16(b)(3) under the Securities Exchange Act of 1934. The Committee may grant Options to any eligible employee in accordance with such determinations as the Committee from time to time in its sole discretion shall make.

                                   ARTICLE IV
                                 ADMINISTRATION

SEC. 4.1 DUTIES AND POWERS OF COMMITTEE

     The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from among eligible employees those to whom and the time or times at which Options may be granted, the number of shares of Stock to be subject to each Option, and the period for the exercise of such Option which need not be the same for each grant hereunder. Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable in the administration of the Plan.

SEC. 4.2 MAJORITY RULE

     A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by a majority of the whole Committee shall constitute the action of the Committee.

SEC. 4.3 COMPANY ASSISTANCE

     The Company shall supply full and timely information to the Committee on all matters relating to eligible employees, their employment, death, or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                   ARTICLE V
                        SHARES OF STOCK SUBJECT TO PLAN

SEC. 5.1 LIMITATIONS

     Subject to adjustment pursuant to the provisions of Section 5.3 hereof, the number of shares of Stock which may be issued and sold hereunder shall not exceed 400,000 shares of Stock. Such shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Company. The maximum number of shares with respect to which Options may be granted to any individual who has been a Covered Employee at any time during the term of the Plan is 100,000.

SEC. 5.2 OPTIONS GRANTED UNDER PLAN

     Shares of Stock with respect to which an Option granted hereunder shall have been exercised shall not again be available for grant hereunder. If Options granted hereunder shall expire, terminate or be canceled for any reason without being wholly exercised, new Options may be granted hereunder covering the number of shares to which such Option expiration, termination or cancellation relates.

SEC. 5.3 ANTIDILUTION AND FUNDAMENTAL CHANGE

     In the event that the outstanding shares of Stock hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

          (a) the aggregate number and kind of shares subject to Options which may be granted hereunder shall be adjusted appropriately;

          (b) rights under outstanding Options granted hereunder, both as to the number of subject shares and the Option price, shall be adjusted appropriately;

          (c) where dissolution or liquidation of the Company is involved, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, subject to the other provisions of the Plan, for thirty (30) days prior to such dissolution or liquidation, to exercise his Option in full, without regard to any installment exercise provisions, to the extent that it shall not have been exercised;

     The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment shall provide for the elimination of fractional share interests.

     In the event of a Fundamental Change, every Option outstanding shall terminate, provided that for a period of thirty (30) days prior to the effective date of such Fundamental Change and subject to the other provisions of the Plan, except for Section 6.4(a) which shall not apply, Optionee shall have the right to exercise his Option in full, without regard to any installment exercise provisions, to the extent that it shall not have been exercised.

                                   ARTICLE VI
                                    OPTIONS

SEC. 6.1 OPTION GRANT AND AGREEMENT

     Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee, which Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan. Such Agreement shall bind the Optionee to provide written notice to the Company in the event that the Optionee shall make an election under Section 83(b) of the Code with respect to any Stock purchased through exercise of an Option under this Plan; such written notice shall be presented to the Company no later than ten (10) days following the filing of such election.

SEC. 6.2 OPTION PRICE

     The per share price of the Stock subject to each Option shall be determined by the Committee, but said per share price shall not be less than the Fair Market Value of the Stock on the date the Option is granted.

SEC. 6.3 OPTION PERIOD

     Each Option granted hereunder must be granted within ten years from the effective date of the Plan. The period for the exercise of each Option shall be determined by the Committee, but in no instance shall such period exceed ten years from the date of grant of the Option.

SEC. 6.4 OPTION EXERCISE

     (a) No Option granted hereunder shall be exercisable unless and until the Optionee shall have been or remained in the employ of the Company or its subsidiaries for one year from and after the date such Option was granted, except as otherwise provided in Section 6.6 hereof.

     (b) Options may be exercised with respect to whole shares only, for such shares of Stock and within the period permitted by the exercise thereof as determined by the Committee, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office in the State of Alabama, and payment in full in cash to the Company at said office of the amount of the Option price for the number of shares of Stock with respect to which the Option is then being exercised. If and to the extent that the Company is required to withhold on account of any present or future tax imposed by any taxing authority with respect to such exercise, the notice of exercise shall be accompanied by a check to the order of the Company in payment of the amount of such withholding, as determined by the Company in its sole discretion.

     (c) No Option granted hereunder shall be exercisable unless at all times during the period beginning on the date of the granting of such Option and ending on the day which is three months before the date of exercise (or ending on the day which is twelve months before the date of exercise in case of the death of the Optionee) the Optionee was an employee of either the Company or a parent or Subsidiary of the Company, or a corporation (or parent or subsidiary of such corporation) issuing or assuming such Option.

SEC. 6.5 NONTRANSFERABILITY OF OPTION

     No Option shall be transferred by an Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee the Option shall be exercisable only by the Optionee.

SEC. 6.6 EFFECT OF DEATH OR OTHER TERMINATION OF EMPLOYMENT

     (a) If, prior to a date one year from the date an Option shall have been granted, the Optionee's employment with the Company or its subsidiaries shall be terminated by the Company or Subsidiary with or without cause, or by the act of the Optionee including death, the Optionee's right to exercise such Option shall terminate and all rights thereunder shall cease.

     (b) If on or subsequent to a date one year from the date an Option shall have been granted, the Optionee's employment with the Company or its subsidiaries shall be terminated by the Company or subsidiaries with or without cause, or by the act of the Optionee including death, the Optionee's right to exercise such Option shall extend only to the number of shares under the Option which such Optionee has on such date a fully vested right to exercise the Option with respect thereto. The Option with respect to all remaining shares shall terminate, and except as set forth in this Plan all rights under the Option shall cease.

     (c) In the event of the death of an Optionee, the executor or administrator of the estate of the Optionee or the person or persons to whom an Option granted hereunder shall have been validly transferred by the executor or the administrator pursuant to will or the laws of descent and distribution shall have the right to exercise the Optionee's Option for one year following the date of death (but not to exceed the original expiration date of the Option).

     (d) No transfer of an Option by the Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

SEC. 6.7 RIGHTS AS STOCKHOLDER

     An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein.

                                  ARTICLE VII
                               STOCK CERTIFICATES

SEC. 7.1 STOCK CERTIFICATES

     The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

          (a) the admission of such shares to listing on all stock exchanges on which the Stock is then listed;

          (b) the completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the U.S. Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall in its sole discretion deem necessary or advisable;

          (c) the obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable; and

          (d) the lapse of such reasonable period of time following the exercise of the Option as the Committee from time to time may establish for reasons of administrative convenience.

                                  ARTICLE VIII
              TERMINATION, AMENDMENT AND MODIFICATION OF THE PLAN

SEC. 8.1 TERMINATION, AMENDMENT AND MODIFICATION OF THE PLAN

     The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action of the Board without approval of the stockholders of the Company may:

          (a) increase the total number of shares of Stock subject to the Plan except as contemplated in Section 5.3 hereof;

          (b) change the manner of determining the Option price;

          (c) withdraw the administration of the Plan from the Committee; or

          (d) permit any person while a member of the Committee to be eligible to receive an Option under the Plan; and

provided further, that no termination, amendment or modification of the Plan shall in any manner affect any Stock Option Agreement theretofore granted pursuant to the Plan without the consent of the Optionee or transferee of the Option and provided further that any amendment which if not approved by Stockholders of the Company would adversely affect the qualification of the Plan for exemption from the provisions of Section 16(b) of Securities Exchange Act of 1934 under Rule 16(b)(3) under the Securities Exchange Action of 1934 will require approval of the Stockholders of the Company.

                                   ARTICLE IX
                                 MISCELLANEOUS

SEC. 9.1 EMPLOYMENT

     Nothing in the Plan or in any Option granted hereunder or in any Stock Option Agreement relating thereto shall confer upon any employee the right to continue in the employ of the Company or any Subsidiary.

SEC. 9.2 OTHER COMPENSATION PLANS

     The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary.

SEC. 9.3 PLAN BINDING ON SUCCESSORS

     The Plan shall be binding upon the successors and assigns of the Company.

SEC. 9.4 SINGULAR, PLURAL; GENDER

     Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

SEC. 9.5 HEADINGS, ETC., NO PART OF PLAN

     Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

                                                                       EXHIBIT B
                                  BLOUNT, INC.
                   EXECUTIVE MANAGEMENT TARGET INCENTIVE PLAN

I. DEFINITIONS

     As used herein, the following terms shall have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Company" shall mean Blount, Inc., a Delaware corporation.

          (c) "Committee" shall mean the Compensation Management Development Committee of the Board. This Committee is appointed by the Blount, Inc. Board from those of its members not eligible for awards under the provisions of this Plan. It is comprised of not less than 3 outside Directors of the Board (a simple majority of whom will constitute a quorum) and has primary responsibility for interpretation of the terms and provision of the Plan.

          (d) "Plan" shall mean the Executive Management Target Incentive Plan, effective as of March 1, 1994.

          (e) "Net Income" shall mean income after taxes but before extraordinary items, discontinued operations and the cumulative effect of accounting changes as reported each year in the Company's Annual Report to shareholders.

II. PLAN OBJECTIVES

     The Plan is designed to address the following corporate-wide objectives:

          (a) To enhance the interests of Blount executive management by providing monetary awards for achievement of annual performance goals and as an incentive to retain outstanding executive employees.

          (b) To provide competitive incentive compensation consistent with targeted performance goals.

          (c) To grow and build shareholder value as a result of achieving desired financial and other strategic goals at growth rates above the average of the Company's peer group.

III. PLAN ADMINISTRATION

     The Committee has primary responsibility for interpretation and administration of the terms and provisions of the Plan. Such responsibility includes, but is not limited to setting performance targets, conducting consultations with officers and other executives of the Company as needed to perform the Committee's duties, promulgating necessary rules, guidelines, and procedures for administration of the Plan, and engaging or employing counsel, advisors, or consultants, and any other persons as it may deem necessary or expedient for the performance of its responsibilities under the Plan.

     The Senior Vice President, Administration and Secretary of the Company will serve the Committee as the chief personnel resource for matters relating to the Plan. While the Committee is free to delegate any duties and responsibilities it deems appropriate, all decisions regarding participation, performance and payments under the Plan will be made solely by the Committee. All decisions, determinations and interpretations of the Committee with respect to the Plan will be binding upon all persons.

     No member of the Committee shall be liable by reason of contract or other instrument executed by him or on his behalf in his capacity as a member of such committee nor for any mistake of judgment made in good faith.

IV. PLAN PARTICIPATION

     Participation in the Plan is limited to the Chairman of the Board of the Company and the President and Chief Executive Officer of the Company who, by the nature of their duties, are in a position to contribute to the successful annual performance of the Company.

V. CALCULATION OF AWARDS

     Target Awards -- Each potential Target Award is stated in terms of a Target Bonus Percent times a participant's Annual Base Salary paid during a fiscal year. This is the amount that will be earned and paid if the performance measure is met during the fiscal year. The participant's Target Award is based on the Net Income (as defined in Section I) of the Company. The Target Bonus Percent for the Chairman of the Board and for the President and Chief Executive Officer is 65% of base salary. Participants can earn from 80% (minimum threshold) to 200% (maximum bonus) of a Target Award. No Target Award is payable if the Net Income is less than 80% of the Net Income goal established by the Committee. The maximum payment to all participants covered by the Plan in any fiscal year cannot exceed $2 million (divided equally among the participants).

     Plan Funding -- Payment under the Plan is determined by the cumulative profitability of the Company's divisions and subsidiaries. As a result, for any awards to be paid, the appropriate Net Income goal must be equaled or exceeded.

     Performance Measures -- During the annual planning and budgeting process by the Corporation the Committee will develop the Net Income goal for each upcoming fiscal year. The measure will be expressed in terms of a minimum performance goal, targeted performance goal, and maximum performance goal. For the fiscal year beginning on or after March 1, 1995, the approved performance goal will be communicated annually (and not later than the first business day of the subject fiscal year) to the Plan participants as a means of motivating such participants to achieve common corporate goals. For the fiscal year ending February 28, 1995, the approved performance goal will be communicated no later than March 31, 1994.

VI. PAYMENT OF AWARDS

     Earned awards will be paid as soon as practical after final determination that the performance goals that warrant payment have been met. Final determinations will be reviewed and approved by the Committee prior to payment. No payment can be made under this Plan until it is approved by the shareholders of the Company.

VII. SPECIAL SITUATIONS AFFECTING AWARDS

     Assuming all other award requirements are met, pro rata awards for any fiscal year, subject to the Committee's approval, will be made to participants who are:

          (a) appointed to participation in the Plan after the beginning of a Plan fiscal year;

          (b) placed on unpaid leave of absence because of disability or for personal reasons after the beginning of a Plan fiscal year;

          (c) demoted and removed from membership in the Plan after the beginning of a Plan fiscal year;

          (d) transferred to a position which does not qualify for membership in the Plan after the beginning of a Plan fiscal year; or

          (e) retired after the beginning of a Plan fiscal year.

     Assuming all other award requirements are met, in the event of the death of a participant during a Plan fiscal year, a pro rata award will be paid to the participant's beneficiary.

     No awards, pro rata or complete, will be paid to participants who:

          (a) are discharged for cause; or

          (b) voluntarily leave the Company prior to the end of a Plan fiscal year.

VIII. GENERAL RESTRICTIONS, OBLIGATIONS AND RIGHTS

     No Employment Rights or Participation Guarantees -- Participation in the Plan during a Plan fiscal year does not ensure an award payment, participation in future Plan years, or the right to continue employment with the Company. Nothing in the Plan shall interfere with the right of the Company to terminate a participant's employment at any time.

     Plan Document -- Each participant in the Plan will be provided with a copy of the Plan. All Plan awards are subject to all the terms and provisions of the Plan. No officer or other individual is entitled to make any representation or commitment contrary or in addition to those appearing in the Plan.

     Binding Upon Successors -- The obligations of the Company under the Plan shall be binding upon any successor or other organization which shall succeed to substantially all of the assets and business of the Company and the term "Company," whenever used in the Plan, shall mean and include any such corporation or organization after such succession. If the business conducted by the Company shall be discontinued, any unpaid installments under the Plan shall become payable in a lump sum to the person or persons then entitled to such payments.

IX. PLAN REVISIONS OR TERMINATION

     The Committee reserves the right to revise or terminate the Plan in the event of a major reorganization of all or a portion of the Company. If the Plan is terminated during a Plan fiscal year, any incentive payments will be determined by using the appropriate fiscal year-end figures and prorating those figures for that portion of the year the Plan was in effect. For the purpose of determining individual awards in the event of Plan termination or revision, base salary paid during the period the Plan was in effect will be used.

X. TERMS

     The Plan shall remain in effect for a period of five years from March 1, 1994 unless terminated under Section IX.

BLOUNT, INC.
4520 EXECUTIVE PARK DRIVE                                          BLOUNT [LOGO]
MONTGOMERY, ALABAMA 36116-1602

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS         CLASS A COMMON STOCK
FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 27, 1994

   The undersigned, revoking previous proxies, if any, relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated May 18, 1994 in connection with the Annual Meeting of Stockholders to be held at 10:00 A.M., C.D.T., on Monday, June 27, 1994, in the Wilson Auditorium of the Montgomery Museum of Fine Arts, One Museum Drive, Montgomery, Alabama 36117, and hereby appoints HAROLD E. LAYMAN, D. JOSEPH McINNES and FRANK H. McFADDEN, or either one of them acting in the absence of the other, the proxies of the undersigned, with power of substitution to each, to represent and vote, as designated below, all shares of Class A Common Stock of Blount, Inc. registered in the name provided herein as of April 29, 1994 which the undersigned is entitled to vote at the 1994 Annual Meeting of Stockholders, and at any adjournment thereof, with all the powers the undersigned would have if personally present.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS NUMBERED 1, 2, 3, AND 4.

1. ELECTION OF DIRECTORS.              / / FOR nominees listed below                     / / WITHHOLD AUTHORITY
                                           (Except as marked to the contrary                 to vote for all nominees listed below
                                           below)

  Nominees: Herbert J. Dickson, James W. Hargrove and Mary D. Nelson
  Instruction: To withhold authority to vote for any individual, write that nominee's name here:____________________________________

2.   APPROVE THE 1994 BLOUNT EXECUTIVE STOCK OPTION PLAN.                        / /  FOR       / /  AGAINST          / /  ABSTAIN
3.   APPROVE THE EXECUTIVE MANAGEMENT TARGET INCENTIVE PLAN.                     / /  FOR       / /  AGAINST          / /  ABSTAIN
4.   RATIFY THE APPOINTMENT OF COOPERS & LYBRAND as the independent auditors     / /  FOR       / /  AGAINST          / /  ABSTAIN
     for the Corporation for the fiscal year ending February 28, 1995.
5.   In their discretion on such other business as may properly come before      / /  FOR       / / AGAINST          / / ABSTAIN
     the meeting.

    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS NUMBERED 1, 2, 3, AND 4.

________________________________          _____________________________________      Dated:__________________________________,1994
Signature of Stockholder                  Signature of Stockholder

Please mark, sign exactly as your name is printed hereon and return in the enclosed envelope. If the stock is held jointly, each joint owner must sign. When signing as Attorney, Executor, Administrator, Trustee, Guardian or in any other representative capacity, please give full title.

BLOUNT, INC.
4520 EXECUTIVE PARK DRIVE                                                 [LOGO]
MONTGOMERY, ALABAMA 36116-1602

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS         CLASS B COMMON STOCK
FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 27, 1994

   The undersigned, revoking previous proxies, if any, relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated May 18, 1994 in connection with the Annual Meeting of Stockholders to be held at 10:00 A.M., C.D.T., on Monday, June 27, 1994, in the Wilson Auditorium of the Montgomery Museum of Fine Arts, One Museum Drive, Montgomery, Alabama 36117, and hereby appoints HAROLD E. LAYMAN, D. JOSEPH McINNES and FRANK H. McFADDEN, or either one of them acting in the absence of the other, the proxies of the undersigned, with power of substitution to each, to represent and vote, as designated below, all shares of Class B Common Stock of Blount, Inc. registered in the name provided herein as of April 29, 1994 which the undersigned is entitled to vote at the 1994 Annual Meeting of Stockholders, and at any adjournment thereof, with all the powers the undersigned would have if personally present.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS NUMBERED 1, 2, 3, AND 4.

1. ELECTION OF DIRECTORS.                 / / FOR nominees listed below                / / WITHHOLD AUTHORITY
                                              (Except as marked to the contrary            to vote for all nominees listed below
                                              below)
  Nominees: Winton M. Blount, W. Houston Blount, C. Todd Conover, H. Corbin Day,  Alfred M. Gleason, John M. Panettiere,
            Arthur P. Ronan and Joab L. Thomas
  Instruction: To withhold authority to vote for any individual, write that nominee's name here:____________________________________

2.   APPROVE THE 1994 BLOUNT EXECUTIVE STOCK OPTION PLAN.                      / /  FOR      / /  AGAINST      / /  ABSTAIN
3.   APPROVE THE EXECUTIVE MANAGEMENT TARGET INCENTIVE PLAN.                   / /  FOR      / /  AGAINST      / /  ABSTAIN
4.   RATIFY THE APPOINTMENT OF COOPERS & LYBRAND as the independent auditors   / /  FOR      / /  AGAINST      / /  ABSTAIN
     for the Corporation for the fiscal year ending February 28, 1995.
5.   In their discretion on such other business as may properly come before    / /  FOR      / /  AGAINST      / /  ABSTAIN
     the meeting.

    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS NUMBERED 1, 2, 3, AND 4.

______________________________            _________________________________         Dated:______________________________,1994
Signature of Stockholder                  Signature of Stockholder

Please mark, sign exactly as your name is printed hereon and return in the enclosed envelope. If the stock is held jointly, each joint owner must sign. When signing as Attorney, Executor, Administrator, Trustee, Guardian or in any other representative capacity, please give full title.